     As filed with the Securities and Exchange Commission on March 29, 1996

                                                      1940 Act File No. 811-3090
                                                      1933 Act File No. 2-68918

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 21

                                       AND

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 22

                              MFS SERIES TRUST VII
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/X/ on March 29, 1996 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(i)
/ / on [date] pursuant to paragraph (a)(i)
/ / 75 days after filing pursuant to paragraph (a)(ii)
/ / on [date] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2, the registrant has registered an indefinite number of its Shares of Beneficial Interest, without par value, under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice on behalf of all of its series for its fiscal year ended November 30, 1995 on January 29, 1996.


================================================================================

                              MFS SERIES TRUST VII
                              --------------------


                           MFS World Governments Fund
                                 MFS Value Fund


                              CROSS REFERENCE SHEET
                              ---------------------


(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)


                                                                       STATEMENT OF
     ITEM NUMBER                                                        ADDITIONAL
  FORM N-1A, PART A                PROSPECTUS CAPTION              INFORMATION CAPTION
  -----------------                ------------------              -------------------

      1    (a), (b)          Front Cover Page                              *


      2    (a)               Expense Summary                               *

           (b), (c)                       *                                *

      3    (a)               Condensed Financial Information               *

           (b)                            *                                *

           (c)               Information Concerning Shares                 *
                              of the Fund - Performance
                              Information

           (d)               Condensed Financial Information               *

      4    (a)               Front Cover Page; The Fund;                   *
                              Investment Objective and
                              Policies; Investment Techniques
                              and Risk Factors

           (b)               Investment Objective and                      *
                              Policies; Investment Techniques
                              and Risk Factors

           (c)               Investment Objective and                      *
                              Policies; Investment Techniques
                              and Risk Factors; Additional
                              Risk Factors


                                                                       STATEMENT OF
     ITEM NUMBER                                                        ADDITIONAL
  FORM N-1A, PART A                PROSPECTUS CAPTION              INFORMATION CAPTION
  -----------------                ------------------              -------------------

      5     (a)              The Fund; Management of the                   *
                              Fund - Investment Adviser

            (b)              Front Cover Page; Management                  *
                              of the Fund - Investment
                              Adviser; Back Cover Page

            (c)              Management of the Fund -                      *
                              Investment Adviser


            (d)                           *                                *

            (e)              Management of the Fund -                      *
                              Shareholder Servicing Agent;
                              Back Cover Page

            (f)              Information Concerning the Fund -             *
                              Expenses; Condensed Financial
                              Information; Expense Summary

            (g)              Additional Risk Factors - Portfolio           *
                              Trading

      5A    (a)                           **                               **

            (b)                           **                               **

            (c)                           **                               **

      6     (a)              Information Concerning Shares                 *
                              of the Fund - Description of
                              Shares, Voting Rights and
                              Liabilities; Information
                              Concerning Shares of the
                              Fund - Redemptions and
                              Repurchases; Information
                              Concerning Shares of the
                              Fund - Purchases; Information
                              Concerning Shares of the
                              Fund - Exchanges

            (b), (c), (d)                 *                                *

            (e)              Shareholder Services                          *

                                                                       STATEMENT OF
     ITEM NUMBER                                                        ADDITIONAL
  FORM N-1A, PART A                PROSPECTUS CAPTION              INFORMATION CAPTION
  -----------------                ------------------              -------------------

            (f)              Information Concerning Shares                 *
                              of the Fund - Distributions;
                              Shareholder Services -
                              Distribution Options

            (g)              Information Concerning Shares                 *
                              of the Fund - Tax Status;
                              Information Concerning Shares
                              of the Fund - Distributions

            (h)                           *                                *

      7     (a)              Front Cover Page; Management                  *
                              of the Fund - Distributor; Back
                              Cover Page

            (b)              Information Concerning Shares                 *
                              of the Fund - Purchases;
                              Information Concerning Shares
                              of the Fund - Net Asset Value

            (c)              Information Concerning Shares                 *
                              of the Fund - Purchases;
                              Shareholder    Services;
                              Information Concerning Shares
                              of the Fund - Exchanges

            (d)              Front Cover Page; Information                 *
                              Concerning Shares of the Fund -
                              Purchases; Shareholder Services

            (e)              Information Concerning Shares                 *
                              of the Fund - Distribution Plans;
                              Expense Summary

            (f)              Information Concerning Shares                 *
                              of the Fund - Distribution Plans

      8     (a)              Information Concerning Shares                 *
                              of the Fund - Redemptions and
                              Repurchases; Information
                              Concerning Shares of the
                              Fund - Purchases; Shareholder
                              Services

                                                                       STATEMENT OF
     ITEM NUMBER                                                        ADDITIONAL
  FORM N-1A, PART A                PROSPECTUS CAPTION              INFORMATION CAPTION
  -----------------                ------------------              -------------------

            (b)              Information Concerning Shares                 *
                              of the Fund - Redemptions and
                              Repurchases

            (c)              Information Concerning Shares                 *
                              of the Fund - Redemptions and
                              Repurchases

            (d)              Information Concerning Shares                 *
                              of the Fund - Redemptions and
                              Repurchases

            9                             *                                *

                                                                       STATEMENT OF
     ITEM NUMBER                                                        ADDITIONAL
  FORM N-1A, PART A                PROSPECTUS CAPTION              INFORMATION CAPTION
  -----------------                ------------------              -------------------

      10    (a), (b)                      *                      Front Cover Page

      11                                  *                      Front Cover Page

      12                     The Fund                            Definitions

      13    (a), (b), (c)                 *                      Investment Objective, Policies
                                                                  and Restrictions; Investment
                                                                  Techniques; Investment
                                                                  Restrictions

            (d)                           *                                 *

      14    (a), (b), (c)                 *                      Management of the Fund -
                                                                  Trustees and Officers

      15    (a)                           *                                 *

            (b), (c)                      *                      Management of the Fund -
                                                                  Trustees and Officers

      16    (a)              Management of the Fund -            Management of the Fund -
                             Investment Adviser                   Investment Adviser;
                                                                  Management of the Fund -
                                                                  Trustees and Officers

            (b)              Management of the Fund -            Management of the Fund -
                              Investment Adviser                  Investment Adviser

            (c)                           *                                 *

            (d)                           *                      Management of the Fund -
                                                                  Investment Adviser

            (e)                           *                      Portfolio Transactions and
                                                                  Brokerage Commissions

            (f)              Information Concerning Shares       Distribution Plans
                              of the Fund - Distribution
                              Plans

            (g)                           *                                 *

                                                                       STATEMENT OF
     ITEM NUMBER                                                        ADDITIONAL
  FORM N-1A, PART A                PROSPECTUS CAPTION              INFORMATION CAPTION
  -----------------                ------------------              -------------------

            (h)                           *                      Management of the Fund -
                                                                  Custodian; Independent
                                                                  Auditors and Financial
                                                                  Statements; Back Cover Page

            (i)                           *                      Management of the Fund -
                                                                  Shareholder Servicing Agent

      17    (a), (b), (c),                *                      Portfolio Transactions and
            (d), (e)                                              Brokerage Commissions

      18    (a)              Information Concerning Shares       Description of Shares Voting
                              of the Fund - Description of        Rights and Liabilities
                              Shares, Voting Rights and
                              Liabilities

            (b)                           *                                 *

      19    (a)              Information Concerning Shares       Shareholder Services
                              of the Fund - Purchases;
                              Shareholder Services

            (b)              Information Concerning Shares       Management of the Fund -
                              of the Fund - Net Asset Value;      Distributor; Determination
                              Information Concerning Shares       of Net Asset Value and
                              of the Fund - Purchases             Performance - Net Asset
                                                                  Value

            (c)                           *                                 *

      20                                  *                      Tax Status

      21    (a)                           *                      Management of the Fund -
                                                                  Distributor; Distribution
                                                                  Plans

            (b)                           *                      Management of the Fund -
                                                                  Distributor; Distribution
                                                                  Plans

            (c)                           *                                 *

      22    (a)                           *                                 *

                                                                       STATEMENT OF
     ITEM NUMBER                                                        ADDITIONAL
  FORM N-1A, PART A                PROSPECTUS CAPTION              INFORMATION CAPTION
  -----------------                ------------------              -------------------

            (b)                           *                      Determination of Net Asset
                                                                  Value and Performance

      23                                  *                      Independent Auditors
                                                                  and Financial Statements

-----------------------
*    Not Applicable
**   Contained in Annual Report

                                                                      PROSPECTUS

                                                                   April 1, 1996

                                           Class A Shares of Beneficial Interest
                                           Class B Shares of Beneficial Interest
                                           Class C Shares of Beneficial Interest
--------------------------------------------------------------------------------


                                                                                         Page
                                                                                         ----
  1. Expense Summary.................................................................      2
  2. The Fund........................................................................      3
  3. Condensed Financial Information.................................................      3
  4. Investment Objective and Policies...............................................      6
  5. Investment Techniques and Risk Factors..........................................      8
  6. Additional Risk Factors.........................................................     13
  7. Management of the Fund..........................................................     15
  8. Information Concerning Shares of the Fund.......................................     16
     Purchases.......................................................................     16
     Exchanges.......................................................................     20
     Redemptions and Repurchases.....................................................     21
     Distribution Plans..............................................................     23
     Distributions...................................................................     25
     Tax Status......................................................................     25
     Net Asset Value.................................................................     25
     Description of Shares, Voting Rights and Liabilities............................     26
     Performance Information.........................................................     26
  9. Shareholder Services............................................................     27
     Appendix A......................................................................    A-1


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS WORLD GOVERNMENTS FUND
500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116          (617) 954-5000


This Prospectus pertains to MFS World Governments Fund (the "Fund"), a non-diversified series of MFS Series Trust VII (the "Trust"), an open-end investment company consisting of two series. The Fund's investment objective is to seek not only preservation, but also growth of capital, together with moderate current income. THE FUND IS DESIGNED FOR INVESTORS WHO WISH TO SPREAD THEIR INVESTMENTS BEYOND THE UNITED STATES AND WHO ARE PREPARED TO ACCEPT THE RISKS ENTAILED IN SUCH INVESTMENTS WHICH MAY BE HIGHER THAN THOSE ASSOCIATED WITH CERTAIN U.S. INVESTMENTS. See "Investment Objective and Policies." The minimum initial investment is generally $1,000 per account (see "Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.



INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.



This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated April 1, 1996, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 28 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE. MFS(R) WORLD
GOVERNMENTS FUND
(A member of the MFS Family of Funds(R))

1.  EXPENSE SUMMARY


            SHAREHOLDER TRANSACTION EXPENSES:               CLASS A          CLASS B          CLASS C
                                                           ---------         --------         --------
    Maximum Initial Sales Charge Imposed on Purchases of
      Fund Shares (as a percentage of offering price)....      4.75%           0.00%            0.00%
    Maximum Contingent Deferred Sales Charge (as a
      percentage of original purchase price or redemption
      proceeds, as applicable)...........................  See Below(1)        4.00%            1.00%
ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
    Management Fees......................................      0.90%           0.90%            0.90%
    Rule 12b-1 Fees......................................      0.25%(2)        1.00%(3)         1.00%(3)
    Other Expenses(4)....................................      0.36%           0.43%            0.36%
    Total Operating Expenses.............................      1.51%           2.33%            2.26%

---------------

(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" below).



(2) The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares (see "Distribution Plans" below). Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trust's Board of Trustees may determine. The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to October 1, 1989. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.



(3) The Fund has adopted separate Distribution Plans for its Class B and its Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provide that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to the Class B shares under the Class B Distribution Plan and the Class C shares under the Class C Distribution Plan (see "Distribution Plans" below). Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.



(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


                                EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


     PERIOD                                  CLASS A             CLASS B                   CLASS C
    -------                                  -------         ---------------         -------------------
                                                                        (1)                         (1)
     1 year...............................    $  62          $ 64       $ 24           $ 33         $ 23
     3 years..............................       93           103         73             71           71
     5 years..............................      126           145        125            121          121
    10 years..............................      219           246(2)     246(2)         260          260

---------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plans."


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND

The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized in 1981 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust presently consists of two series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities (primarily debt securities) for its portfolio. Three classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio daily in accordance with the Fund's investment objective and policies. A majority of the Trustees of the Trust are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.


3.  CONDENSED FINANCIAL INFORMATION

The following information has been audited for at least the latest five years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                      CLASS A, CLASS B AND CLASS C SHARES


                                                          Year Ended November 30,                Year Ended December 31,
                                                     ---------------------------------      ---------------------------------
                                                      1995         1994        1993++++      1992         1991         1990
                                                      ----         ----        --------      ----         ----         ----
                                                                                     Class A
                                                     ------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD):
  Net asset value -- beginning of period........     $ 11.39      $ 13.37      $ 11.50      $ 12.63      $ 12.00      $ 11.45
                                                     -------      -------      -------      -------      -------      -------
  Income from investment operations# --
    Net investment incomesec....................     $  0.76      $  0.63      $  0.58      $  0.87      $  0.94      $  0.98
    Net realized and unrealized gain (loss) on
      investments and foreign currency
      transactions..............................        0.76        (1.17)        1.29        (0.70)        0.67         1.07
                                                     -------      -------      -------      -------      -------      -------
        Total from investment operations........     $  1.52      $ (0.54)     $  1.87      $  0.17      $  1.61      $  2.05
                                                     -------      -------      -------      -------      -------      -------
  Less distributions declared to shareholders --
  From net investment income....................     $ --         $ (1.15)     $ --         $ (1.30)     $ (0.75)     $ (0.95)
  From net realized gain on investments and
    foreign currency transactions...............       (0.45)       (0.29)       --           --           --           (0.50)
  From paid-in capital..........................       --           --           --           --           (0.23)       (0.05)
                                                     -------      -------      -------      -------      -------      -------
        Total distributions declared to
          shareholders..........................     $ (0.45)     $ (1.44)     $ --         $ (1.30)     $ (0.98)     $ (1.50)
                                                     -------      -------      -------      -------      -------      -------
  Net asset value -- end of period..............     $ 12.46      $ 11.39      $ 13.37      $ 11.50      $ 12.63      $ 12.00
                                                     -------      -------      -------      -------      -------      -------
  Total return++................................       13.93%       (4.63)%      17.77%+       1.35%       13.42%       17.90%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATASEC.:
  Expenses##....................................        1.51%        1.54%        1.54%+       1.53%        1.61%        1.44%
  Net investment income.........................        6.42%        5.45%        5.66%+       6.78%        7.75%        8.06%
PORTFOLIO TURNOVER..............................         277%         358%         179%+        163%         208%         220%
NET ASSETS AT END OF PERIOD (000 OMITTED).......     $343,188     $370,110     $443,304     $340,347     $286,089     $145,202

---------------

   + Annualized.
  ++ Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
++++ For the eleven months ended November 30, 1993.
   # Per share data for the periods subsequent to November 30, 1993, is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
sec. The distributor waived a portion of the Class A distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income.......................     $  0.74      $  0.62      $  0.58        --           --           --
     RATIOS (TO AVERAGE NET ASSETS):
      Expenses##................................        1.61%        1.64%        1.57%+      --           --           --
      Net investment income.....................        6.32%        5.35%        5.63%+      --           --           --


                      FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                                  Year Ended December 31,
                                                                -----------------------------------------------------------
                                                                 1989         1988         1987         1986         1985
                                                                 ----         ----         ----         ----         ----
                                                                                          Class A
                                                                -----------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
  Net asset value -- beginning of period...................     $ 11.11      $ 11.87      $ 11.45      $ 10.70      $  9.40
                                                                -------      -------      -------      -------      -------
  Income from investment operations --
    Net investment income..................................     $  1.07      $  0.94      $  0.91      $  0.82      $  0.75
    Net realized and unrealized gain (loss) on investments
      and foreign currency transactions....................       (0.26)       (0.42)        1.86         2.35         1.94
                                                                -------      -------      -------      -------      -------
        Total from investment operations...................     $  0.81      $  0.52      $  2.77      $  3.17      $  2.69
                                                                -------      -------      -------      -------      -------
  Less distributions declared to shareholders --
    From net investment income.............................     $ (0.47)     $ (0.90)     $ (0.90)     $ (0.82)     $ (0.74)
    From net realized gain on investments and foreign
      currency
      transactions.........................................       --           (0.32)       (1.40)       (1.52)       (0.65)
    From paid-in capital...................................       --           (0.06)       (0.05)       (0.08)       --
                                                                -------      -------      -------      -------      -------
        Total distributions declared to shareholders.......     $ (0.47)     $ (1.28)     $ (2.35)     $ (2.42)     $ (1.39)
                                                                -------      -------      -------      -------      -------
Net asset value -- end of period...........................     $ 11.45      $ 11.11      $ 11.87      $ 11.45      $ 10.70
                                                                =======      =======      =======      =======      =======
Total return++.............................................        7.27%        3.68%       23.29%       29.36%       28.72%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses.................................................        1.42%        1.12%        1.13%        1.17%        1.43%
  Net investment income....................................        8.42%        7.91%        7.54%        6.57%        7.45%
PORTFOLIO TURNOVER.........................................         282%         232%         378%         371%         307%
NET ASSETS AT END OF PERIOD (000 OMITTED)..................     $124,935     $190,590     $182,738     $142,183     $ 69,581

---------------

  ++ Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                                                                    Year Ended November 30,
                                                                     ------------------------------------------------------
                                                                      1995        1994       1993*        1995       1994**
                                                                      ----        ----       -----        ----       ------
                                                                                Class B                       Class C
                                                                     ------------------------------      ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
  Net asset value -- beginning of period........................     $11.32      $13.35      $13.22      $11.31      $12.30
                                                                     ------      ------      ------      ------      ------
  Income from investment operations# --
    Net investment income.......................................     $ 0.65      $ 0.56      $ 0.07      $ 0.66      $ 0.50
    Net realized and unrealized gain (loss) on investments and
      foreign currency transactions.............................       0.76       (1.19)       0.06        0.77       (1.35)
                                                                     ------      ------      ------      ------      ------
        Total from investment operations........................     $ 1.41      $(0.63)     $ 0.13      $ 1.43      $(0.85)
                                                                     ------      ------      ------      ------      ------
  Less distributions declared to shareholders --
    From net investment income..................................     $ --        $(1.11)     $ --        $ --        $(0.14)
    From net realized gain on investments and
      foreign currency transactions.............................      (0.45)     $(0.29)       --         (0.45)       --
                                                                     ------      ------      ------      ------      ------
        Total distributions declared to shareholders............     $(0.45)     $(1.40)     $ --        $(0.45)     $(0.14)
                                                                     ------      ------      ------      ------      ------
Net asset value -- end of period................................     $12.28      $11.32      $13.35      $12.29      $11.31
                                                                     ------      ------      ------      ------      ------
Total return....................................................      13.01%      (5.39)%      4.32%+     13.11%      (6.92)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##....................................................       2.33%       2.38%       2.48%+      2.26%       2.32%+
  Net investment income.........................................       5.59%       4.81%       4.72%+      5.67%       5.06%+
PORTFOLIO TURNOVER..............................................        277%        358%        179%+       277%        358%
NET ASSETS AT END OF PERIOD (000 OMITTED).......................     $90,978     $73,458     $24,590     $11,813     $ 8,687

---------------

   + Annualized.
   * For the period from the commencement of offering of Class B shares, September 7, 1993 to November 30, 1993.
  ** For the period from the commencement of offering of Class C shares, January 3, 1994 to November 30, 1994.
   # Per share data for the periods subsequent to November 30, 1993, is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


4.  INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek not only preservation, but also growth of capital, together with moderate current income. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. The Fund attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the United States as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the United States, can affect the entire portfolio. Although the percentage of the Fund's assets invested in securities issued abroad and denominated in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Fund's portfolio is internationally diversified. However, for temporary defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Fund's investments may be in the United States.


Under normal economic and market conditions at least 80% of the Fund's portfolio is invested in debt securities, such as bonds, debentures, mortgage securities, notes, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.


Up to 20% of the Fund's assets may be invested in equity securities. When unfavorable economic or market conditions exist, the Fund may, until favorable conditions return, invest all or a portion of its assets in cash (or foreign currency) or cash equivalents (such as certificates of deposit, bankers' acceptances and time deposits), commercial paper, short-term obligations, repurchase agreements and obligations issued or guaranteed by the U.S. or any foreign government or any of their agencies or instrumentalities. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are backed by the full faith and credit of the U.S. Government, its agencies, authorities or instrumentalities.


The Fund may invest up to 100% (and expects generally to invest between 0% to 80%) of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts). The Adviser will determine the amount of the Fund's assets to be invested in the United States and the amount to be invested abroad. The portion of the Fund's assets invested in the United States will consist of high quality debt securities and the remainder of the Fund's assets will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that investments within foreign countries will be primarily in government securities to minimize credit risks. The Fund has registered as a "non-diversified" series of an investment company. As a result, the proportion of its assets that may be invested in the securities of any one issuer is limited only by the Fund's own investment restrictions and the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government securities are not subject to any investment limitation with respect to the amount of assets that may be invested in the securities of any one issuer. The Fund will not invest 25% or more of the value of its assets in the securities of any one foreign government. The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.


The Fund will purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be enhanced further. Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Fund's return. Investments in non-dollar securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

The phrase "preservation of capital" when applied to a domestic investment company is generally understood to imply that the portfolio is invested in very low risk securities and that the major risk is loss of purchasing power through the effects of inflation or major changes in interest rates. However, while the Fund invests in securities which are believed to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital.

It is contemplated that the Fund's long-term debt investments will consist primarily of securities which are believed by the Adviser to be of relatively high quality. If after the Fund purchases such a security, the quality of the security deteriorates significantly, the security will be sold only if the Adviser believes it is advantageous to do so.

5. INVESTMENT TECHNIQUES AND RISK FACTORS



CONSISTENT WITH THE FUND'S INVESTMENT OBJECTIVE AND POLICIES, THE FUND MAY ENGAGE IN THE FOLLOWING INVESTMENT TECHNIQUES, MANY OF WHICH ARE DESCRIBED MORE FULLY IN THE SAI. SEE "INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS" IN THE SAI.



EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.



BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.



AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.



MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or a part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.


Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (the "GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"), and are not guaranteed by the U.S. Government). Mortgage pass-through securities may also be issued by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.



COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities.


Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.



STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may only invest in SMBS issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. In addition, the Fund will only invest in SMBS whose Mortgage Assets are U.S. Government securities.



ZERO COUPON BONDS: Debt securities in which the Fund may invest may also include zero coupon bonds. Zero coupon bonds do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

"WHEN-ISSUED" SECURITIES: The Fund may purchase some securities on a "when issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such bases, the Fund will normally invest in cash, short-term money market instruments and high quality debt securities.



REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.



RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or may have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.



LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 25% of the value of the net assets of the Fund.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options. The Fund will write such Options for the purpose of increasing its return and/or protecting the value of its portfolio. In particular, where the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the Option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the Option may have been written or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Fund may purchase Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the Options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the Option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the Options do not move in the direction or to the extent anticipated.


The Fund may also enter into options on the yield "spread," or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities. Yield curve options written by the Fund will be "covered" but could involve additional risks, as discussed in the SAI.


The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of the SEC illiquidity ceiling.


FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities or currencies (including any index of U.S. or foreign securities as such instruments become available for trading) ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates or declines in securities markets, as well as for non-hedging purposes, to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.


OPTIONS ON FUTURES CONTRACTS: The Fund may also purchase and write options on Futures Contracts ("Options on Futures Contracts") for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. The Fund may also purchase and write Options on Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.


FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase and sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund has established procedures consistent with statements of the SEC and its Staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may include securities that have embedded swap agreements (see "Swaps and Related Transactions" below). Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.


SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.


Swaps, caps, floors and collars are highly specialized activities which involve certain risks. Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.



6. ADDITIONAL RISK FACTORS



OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES: Although the Fund will enter into transactions in Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies in part for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in Options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The Fund may also be required or may elect to receive delivery of the foreign currencies underlying Forward Contracts or Options on Foreign Currencies, which may involve certain risks. In such instances, the Fund may hold the foreign currency when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.



Transactions in Options may be entered into by the Fund on United States exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on United States exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. In addition, the securities underlying options and futures contracts traded by the Fund will include U.S. Government securities as well as foreign securities.



FOREIGN SECURITIES: Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between various currencies. In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States, including the possibility of heavy taxation, less publicly available financial and other information, different or lesser regulatory protection, political or social instability, limitations on the removal of funds or other assets of the Fund, expropriation of assets, diplomatic developments adverse to U.S. investments and difficulties in enforcing contractual obligations. U.S. Government policies have in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors such as the Fund. While no such restrictions are currently in effect, they could be reinstituted. In such event it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities, or the Fund might be liquidated. Over-the-counter transactions also involve certain risks which may not be present in an exchange environment.


Because of the Fund's international investment policies and the risks discussed above, as well as other considerations, an investment in shares of the Fund may not be appropriate for all investors, and an investment in shares of the Fund should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Fund.


EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities prices in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions against repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.


PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.



From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms, which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the Custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI. Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. A high turnover rate involves greater expenses to the Fund. The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective. For the fiscal year ended November 30, 1995, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a Fund with a lesser portfolio turnover rate.

                            ------------------------


The investment objective and policies described above are not fundamental and may be changed without shareholder approval.

The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise. See "Investment Restrictions" in the SAI. The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.



7.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated May 20, 1982, as amended (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Richard O. Hawkins, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since January 1, 1996. Mr. Hawkins has been employed as a portfolio manager by the Adviser since 1988. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee computed and paid monthly at the annual rate of 0.90% of the first $500 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets in excess of $500 million for the Fund's then-current fiscal year. For the Fund's fiscal year ended November 30, 1995, the management fee was computed and paid monthly at the annual rate of 0.90% of average daily net assets, and MFS received fees under the Advisory Agreement of $3,991,068.



MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS Union Standard Trust, MFS Special Value Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $43.9 billion on behalf of approximately 1.9 million investor accounts as of February 29, 1996. As of such date, the MFS organization managed approximately $20.0 billion of assets invested in fixed income securities. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and John R. Gardner. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Gardner are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman, President and a Trustee of the Trust. Leslie J. Nanberg, Stephen C. Bryant, W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr. and James O. Yost, all of whom are officers of MFS, are also officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and other services for the Fund.


8.  INFORMATION CONCERNING SHARES OF THE FUND



PURCHASES



Shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to an investment in the Fund.



The Fund offers three classes of shares (Class A, B and C shares) which bear sales charges and distribution fees in different forms and amounts, as described below:



CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.



PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------

                                                         SALES CHARGE* AS PERCENTAGE
                                                                     OF:                            DEALER
                                                        -----------------------------           ALLOWANCE AS A
                                                        OFFERING          NET AMOUNT             PERCENTAGE OF
AMOUNT OF PURCHASE                                        PRICE            INVESTED             OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $100,000..............................           4.75%              4.99%                   4.00%
$100,000 but less than $250,000.................           4.00               4.17                    3.20
$250,000 but less than $500,000.................           2.95               3.04                    2.25
$500,000 but less than $1,000,000...............           2.20               2.25                    1.70
$1,000,000 or more..............................         None**             None**                See Below**
-----------------------------------------------------------------------------------------------------------------


 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.



**A CDSC will apply to such purchases, as discussed below.



MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.



PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following two circumstances, Class A shares are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:



 (i) on investments of $1 million or more in Class A shares; and



(ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, if the sponsoring organization demonstrates to the satisfaction of MFD that either
     (a) the employer has at least 25 employees or (b) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.



In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:



         COMMISSION PAID
              BY MFD
            TO DEALERS      CUMULATIVE PURCHASE AMOUNT
         ---------------    ---------------------------
        1.00%...........   On the first $2,000,000, plus
        0.80%...........   Over $2,000,000 to $3,000,000, plus
        0.50%...........   Over $3,000,000 to $50,000,000, plus
        0.25%...........   Over $50,000,000



For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).



See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.



WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus.



CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:



                                      YEAR OF                               CONTINGENT
                                     REDEMPTION                           DEFERRED SALES
                                   AFTER PURCHASE                             CHARGE
                                   --------------                         --------------
                First...............................................              4%
                Second..............................................              4%
                Third...............................................              3%
                Fourth..............................................              3%
                Fifth...............................................              2%
                Sixth...............................................              1%
                Seventh and following...............................              0%



The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.



MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Class B Distribution Plan (see "Distribution Plans" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).



See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.



WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus.



CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Distribution Plan applicable to Class B shares. See "Distribution Plans" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bears to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.



CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is $1,000,000 per transaction.



The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.



MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Class C Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plans" below).



Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.



GENERAL: The following information applies to purchases of all classes of the Fund's shares.



MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRA's) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.



RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). The Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the Fund.



MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of shares of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of the Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than
(x) one percent of the Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Fund and which may change from time to time. The Fund and MFD each reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.



DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.



SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator or (ii) make a nominal charitable contribution on their behalf.



RETIREMENT PLAN ACCOUNTS. Following the termination of any agreement between a plan sponsor and the Shareholder Servicing Agent or its affiliates with respect to the MFS FUNDamental 401(k) Plan or another similar record keeping system made available by the Shareholder Servicing Agent, the Shareholder Servicing Agent for each Fund in which the plan invests shall combine all plan participant accounts into a single omnibus or pooled account.



RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                            ------------------------


A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.



EXCHANGES



Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale).



EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.



EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.



EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.



GENERAL: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone" below. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement. See "Purchases -- General -- Right to Reject Purchase Orders/Market Timing" above.



REDEMPTIONS AND REPURCHASES



A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.



REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.



REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.



CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B or Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 and Class C shares purchased after April 1, 1996 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year. Prior to April 1, 1996, Class C shares of the MFS Funds were not subject to a CDSC upon redemption. In no event will Class C shares of the MFS Funds purchased prior to this date be subject to a CDSC. For the purposes of calculating the CDSC upon redemption of shares acquired in an exchange on or after April 1, 1996, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares (if such original purchase occurred prior to April 1, 1996, no CDSC would be imposed upon such a redemption).



At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC, and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.



The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.



GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.



SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.



REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C share and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.



INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment" above. Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.



DISTRIBUTION PLANS



The Trustees have adopted separate Distribution Plans for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plans"), after having concluded that there is a reasonable likelihood that the Distribution Plans would benefit the Fund and its shareholders.



In certain circumstances, the fees described below have not yet been imposed or are being waived. These circumstances are described below under the heading "Current Level of Distribution and Service Fees."



FEATURES COMMON TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain common features, as described below.



SERVICE FEES. Each Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A shares, Class B shares or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under each Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.



DISTRIBUTION FEES. Each Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the separate Distribution Plans. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under each Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The Distribution Plans have substantially identical provisions with respect to their operating policies and their initial approval, renewal, amendment and termination.



FEATURES UNIQUE TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain features that are unique to each class of shares, as described below.



CLASS A DISTRIBUTION PLAN. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.



The distribution fee paid to MFD under the Class A Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.



CLASS B DISTRIBUTION PLAN. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.



Under the Class B Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).



CLASS C DISTRIBUTION PLAN. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C Shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.



This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Class C Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Class C Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.



CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00% per annum, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. The 0.25% per annum Class A service fee is reduced to 0.15% per annum for shares purchased prior to October 1, 1989.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for Federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is expected that the Fund will not be required to pay entity level federal income or excise taxes, although foreign-source income received by the Fund may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Investors should consult with their tax advisors in this regard.


Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the Federal income tax status of all Fund dividends and distributions for that calendar year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will also notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at a rate of 30% on dividends and certain other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to payments that have been subject to 30% withholding. Prospective Shareholders should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisor as to the tax consequences of an investment in the Fund.


NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund, one of two series of the Trust, has three classes of shares, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Trust presently has two series of shares and has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees or selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters.


Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and nonassessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances. The Trust does not intend to hold annual shareholder meetings.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION


From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as Lipper Analytical Services, Inc., Morningstar, Inc. and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per class share over a 30-day period stated as a percent of the maximum public offering price on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of shares of that class and with all distributions reinvested and which will give effect to the imposition of any CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended November 30, 1995, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.



9.  SHAREHOLDER SERVICES


Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).


ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his or her account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and distributions for that year, including whether any portion represents a return of capital (see "Tax Status" above).


DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:


    -- Dividends and capital gain distributions reinvested in additional shares;
       this option will be assigned if no other option is specified;


    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund:


    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or a 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of all classes of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another

MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.


    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him or her (or anyone he or she designates) regular periodic payments based upon the value of his or her account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (and in the case of Class C shares, for shares of MFS Money Market Fund) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such Fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.


TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C shares" above, shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                            ------------------------


The Fund's SAI, dated April 1, 1996 contains more detailed information about the Trust and the Fund, including, but not limited to, information related to: (i) the Fund's investment objective, policies and restrictions, including the purchase and sale of Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and investment adviser; (iii) portfolio trading; (iv) the Fund's shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plans; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A



                            WAIVERS OF SALES CHARGES



This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).



I.  WAIVERS OF ALL APPLICABLE SALES CHARGES



In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:



  1.  DIVIDEND REINVESTMENT



     - Shares acquired through dividend or capital gain reinvestment; and



     - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.


  2.  CERTAIN ACQUISITIONS/LIQUIDATIONS



     - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.



  3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:



     - Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;


     - Trustees and retired trustees of any investment company for which MFD serves as distributor;


     - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


     - Employees or registered representatives of dealers and other financial institutions ("dealers") which have a sales agreement with MFD;


     - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the Shares; and


     - Institutional Clients of MFS or MFS Asset Management, Inc. ("AMI").



  4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)



     - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.



  5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:



     INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")



     - Death or disability of the IRA owner.



     SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")



     - Death, disability or retirement of 401(a) or ESP Plan participant;


     - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


     - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);


     - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

     - Tax-free return of excess 401(a) or ESP Plan contributions;


     - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and


     - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds.


     - The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.



     SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")



     - Death or disability of SRO Plan participant.



  6.  CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:



     - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and


     - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.



II.  WAIVERS OF CLASS A SALES CHARGES



In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:



  1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS



     - Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD; (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.



  2.  WRAP ACCOUNT INVESTMENTS



     - Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.



  3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS



     - Shares acquired by insurance company separate accounts.

  4.  RETIREMENT PLANS



     ADMINISTRATIVE SERVICES ARRANGEMENTS



     - Shares acquired by retirement plans whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.



     REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS



     - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.



     SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
CIRCUMSTANCES:



     IRAS



     - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and


     - Tax-free returns of excess IRA contributions.



     401(A) PLANS



     - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and


     - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.



     ESP PLANS AND SRO PLANS



     - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.



III.  WAIVERS OF CLASS B AND CLASS C SALES CHARGES



In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:



  1.  SYSTEMATIC WITHDRAWAL PLAN



     - Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.



  2.  DEATH OF OWNER



     - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.



  3.  DISABILITY OF OWNER



     - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).



  4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:



     IRAS, 401(A) PLANS, ESP PLANS AND SRO PLANS



     - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the uage of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.



     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")



     - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and


     - Death or disability of a SAR-SEP Plan participant.

Investment Adviser                            [MFS LOGO]
Massachusetts Financial Services Company
500 Boylston Street                           MFS[REGISTERED TRADEMARK]
Boston, MA 02116                              WORLD GOVERNMENTS FUND
(617) 954-5000
                                              Prospectus
Distributor                                   April 1, 1996
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116




[MFS LOGO]

MFS[REGISTERED TRADEMARK] WORLD GOVERNMENTS FUND
500 Boylston Street
Boston, MA 02116

                              MWG-134/96 90.5M 20/220/32D

LOGO


MFS(R) WORLD                                                                STATEMENT OF
GOVERNMENTS FUND                                                            ADDITIONAL INFORMATION
(A member of the MFS Family of
  Funds(R))                                                                 April 1, 1996
--------------------------------------------------------------------------------------------------



                                                                                              Page
                                                                                              ----
  1.  Definitions...........................................................................     2
  2.  Investment Objective, Policies and Restrictions.......................................     2
  3.  Management of the Fund................................................................    12
      Trustees..............................................................................    12
      Officers..............................................................................    12
      Investment Adviser....................................................................    13
      Custodian.............................................................................    14
      Shareholder Servicing Agent...........................................................    14
      Distributor...........................................................................    14
  4.  Portfolio Transactions and Brokerage Commissions......................................    15
  5.  Shareholder Services..................................................................    16
      Investment and Withdrawal Programs....................................................    16
      Exchange Privilege....................................................................    18
      Tax-Deferred Retirement Plans.........................................................    19
  6.  Tax Status............................................................................    19
  7.  Determination of Net Asset Value and Performance......................................    21
  8.  Distribution Plans....................................................................    24
  9.  Description of Shares, Voting Rights and Liabilities..................................    25
 10.  Independent Auditors and Financial Statements.........................................    25
      Appendix A............................................................................   A-1


MFS WORLD GOVERNMENTS FUND
A Series of MFS Series Trust VII
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 1, 1996. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).



THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                --   MFS World Governments Fund,
                           America's first global bond
                           fund, is a series of MFS
                           Series Trust VII (the
                           "Trust"), a Massachusetts
                           business trust. The Fund was
                           known as: Massachusetts Fi-
                           nancial International Trust
                           -- Bond Portfolio until its
                           name was changed effective
                           November 1, 1990; as MFS
                           Worldwide Governments Trust
                           until its name was changed
                           on August 3, 1992; and as
                           MFS Worldwide Governments
                           Fund until its name was
                           changed on August 17, 1993.
"MFS" or the "Adviser" --  Massachusetts Financial
                           Services Company, a Delaware
                           corporation.
"MFD"                  --  MFS Fund Distributors, Inc.,
                           a Delaware corporation.
"Prospectus"           --  The Prospectus of the Fund,
                           dated April 1, 1996, as
                           amended or supplemented from
                           time to time.


2. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek not only preservation, but also growth of capital, together with moderate current income. There can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.


Under normal economic or market conditions at least 80% of the Fund's portfolio is invested in debt securities. Up to 20% of the Fund's assets may be invested in equity securities. The Fund may invest up to 10% of its total assets in gold. Although the Fund has the power to buy gold, the Fund has undertaken with certain state securities commissions not to purchase gold. Therefore, the Fund will not purchase gold until the state regulatory authorities amend their position with respect to its purchase or until the Fund withdraws from these states.


The Fund has registered as a "non-diversified" investment company so that, subject to certain tax requirements, it will be able to invest more than 5% of its assets in the obligations of each of one or more foreign government issuers. (A "diversified" investment company would be required under the Investment Company Act of 1940, as amended (the "1940 Act"), to maintain at least 75% of its assets in cash (including foreign currency), cash items, U.S. Government securities and other securities, limited per issuer to blocks of less than 5% of the investment company's total assets.) The Fund does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government obligations. The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.


The Fund may invest in equity securities issued by foreign companies. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

The Fund will purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be enhanced further. (For example, if United Kingdom bonds yield 14% during a year when interest rates decline causing the bonds to appreciate by 5% and the pound rises 3% versus the dollar, then the annual total return of such bonds would be 22%. This example is illustrative only.) Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Fund's return.

Investments in non-dollar securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.


AMERICAN DEPOSITARY RECEIPTS: American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.


MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association (the "GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.



The principal governmental guarantor of mortgage pass-through securities is the GNMA. The GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. The GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by the GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Authority-insured or Veterans Administration-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. The GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.



Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (the "FNMA") and the Federal Home Loan Mortgage Corporation (the "FHLMC"). The FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. The FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by the FNMA are guaranteed as to timely payment by the FNMA of principal and interest.



The FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. The FHLMC issues Participation Certificates ("PCs") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from the FHLMC's national portfolio. The FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.



COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the GNMA, the FNMA or the FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOS may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").


In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. The Fund may only invest in SMBS issued or guaranteed by agencies, authorities or instrumentalities of the U.S. Government.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class) while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


"WHEN-ISSUED" SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such basis may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


REPURCHASE AGREEMENTS: As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof), of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 25% of the value of the Fund's net assets.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. The Fund may write Options for the purpose of increasing its return and for hedging purposes. In particular, if the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write Options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of Options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.


YIELD CURVE OPTIONS: The Fund may also enter into options on the yield "spread," or yield differential between two securities, transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.



Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counter party with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the Securities and Exchange Commission (the "SEC") has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. See "Options on Securities" in the Prospectus.


FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities or currencies (including any index of U.S. or foreign securities) as such instruments become available for trading ("Futures Contracts"). This investment technique may be used to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates or declines in the securities market which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. The Fund may also enter into Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

The purpose of the purchase or sale of a Futures Contract, in the case of a portfolio holding long-term debt securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling longterm debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of cash, cash equivalents or short-term money market instruments from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The Fund may enter into stock index futures contracts in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, the Fund may sell stock index futures contacts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that the Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures Contracts on other securities indexes may be used in a similar manner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes, to the extent permitted by applicable law.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract may constitute a partial hedge against declining prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forgo all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. The Fund may also enter into Options on Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forgo the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, should be considered speculative.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis in an amount equal to the value of its commitments under Forward Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities may include securities that have embedded swap agreements (see "Swaps and Related Transactions" below) and typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, Future Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

The correlation between prices of securities and prices of Options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the Option, Futures Contract or Forward Contract approaches.

The trading of options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

It should be noted that the Fund may purchase and sell Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes, to the extent permitted by applicable law, including for the purpose of increasing its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an Option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which Options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corpora-tion equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

RISKS OF OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON UNITED STATES EXCHANGES -- The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or Commodity Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Fund may also be required to receive delivery of the foreign currencies underlying Options on Foreign Currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which the Fund will be able to hold currencies.

In addition, where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.


When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such Futures is minimized.


The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's objective.


INVESTMENT RESTRICTIONS: The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of its shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy):

The Fund may not:

    (1) Borrow amounts in excess of 10% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets);

    (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) Invest more than 25% of the market value of its total assets in securities of issuers in any one industry;

    (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities (except gold, and then subject to a limit of 10% of its gross assets) or commodity contracts (except gold futures/forward contracts, Forward Contracts, Futures Contracts, Options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

    (5) Make loans to other persons except through the lending of its portfolio securities in accordance with, and to the extent permitted by, its investment objective and policies and except through repurchase agreements. Not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days. For these purposes the purchase of commercial paper or a portion of an issue of debt securities shall not be considered the making of a loan;

    (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the U.S. Government, any foreign government or any of their agencies or instrumentalities;

    (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

    (8) Invest for the purpose of exercising control or management;

    (9) Purchase securities issued by any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the Fund. The Fund shall not purchase securities issued by any open-end investment company;

    (10) Invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation;

    (11) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser or the Sub-Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;

    (12) Purchase any securities, gold or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, Options and Options on Foreign Currencies;

    (13) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; or

    (14) Purchase or sell any put or call option or any combination thereof, provided, that this shall not prevent the purchase, ownership, holding or sale of contracts for the future delivery of securities, currencies or warrants where the grantor of the warrants is the issuer of the underlying securities or the writing and purchasing of puts, calls or combinations thereof with respect to securities, Futures Contracts and foreign currencies.

As a matter of non-fundamental policy (which may be changed without shareholder approval), the Fund may not knowingly invest in securities (other than repurchase agreements maturing in seven days or less) which are subject to legal or contractual restrictions on resale or for which there is no readily available market (unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security) if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities.

As a matter of non-fundamental policy (which may be changed without shareholder approval), the Fund may not create, assume or suffer to exist any lien, security interest or other encumbrance securing borrowed money or obligations of the Fund under a securities lending arrangement in an amount exceeding 25% of the Fund's net assets.

Except with respect to Investment Restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3. MANAGEMENT OF THE FUND

The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN* Chairman and President
Massachusetts Financial Services Company, Chairman and Director

RICHARD B. BAILEY*

Private Investor; Massachusetts Financial Services Company, former Chairman and
  Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


PETER G. HARWOOD

Private Investor

Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES

Eastern Enterprises (diversified holding company), Chairman and Chief Executive
  Officer (since December 1991); General Cinema Corporation, Vice Chairman and Chief Financial Officer (prior to December 1991); The Neiman Marcus Group, Inc., Vice Chairman and Chief Financial Officer

Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU

Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund, (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)

Address: Harvard Business School, Soldiers Field Road, Cambridge, Massachusetts

CHARLES W. SCHMIDT

Private Investor; OHM Corporation, Director; The Boston Company, Director;
  Boston Safe Deposit and Trust Company, Director; Mohawk Paper Company,
  Director

Address: 30 Colpitts Road, Weston, Massachusetts

ARNOLD D. SCOTT*
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES*
Massachusetts Financial Services Company, President

ELAINE R. SMITH

Independent Consultant; Brigham and Women's Hospital, Executive Vice President and Chief Operating Officer (prior to September 1992)

Address: Weston, Massachusetts

DAVID B. STONE

North American Management Corp. (investment adviser), Chairman; Eastern
  Enterprises, Director

Address: Ten Post Office Square, Suite 300, Boston, Massachusetts

OFFICERS

LESLIE J. NANBERG,* Vice President
Massachusetts Financial Services Company, Senior Vice President

STEPHEN C. BRYANT,* Vice President
Massachusetts Financial Services Company, Senior Vice President

W. THOMAS LONDON,* Treasurer

Massachusetts Financial Services Company, Senior Vice President


STEPHEN E. CAVAN,* Secretary and Clerk

Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary


JAMES R. BORDEWICK, JR.,* Assistant Secretary

Massachusetts Financial Services Company, Vice President and Associate General
  Counsel


JAMES O. YOST,* Assistant Treasurer
Massachusetts Financial Services Company, Vice President
---------------

* "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,500 per year plus $90 per meeting and $70 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.



Set forth in Appendix A hereto is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.



As of February 29, 1996, all Trustees and officers as a group owned less than 1% of the Fund's shares outstanding on that date, not including 370,284.1296 Class A shares of the Fund (which represent approximately 0.94% of the outstanding Class A shares of the Fund) owned of record by certain employee benefit plans of MFS for which Messrs. Brodkin, Scott and Shames are Trustees.



As of February 29, 1996, Merrill Lynch, Pierce, Fenner & Smith Inc., P.O. Box 45286, Jacksonville, Florida was the record owner of approximately 9.65%, 7.05% and 16.21% of the outstanding Class A, Class B and Class C shares of the Fund, respectively. As of February 29, 1996, Milliken & Michaels, Inc., 3850 N. Causeway, Metairie, Louisiana, was the record owner of approximately 8.63% of the outstanding Class C shares of the Fund. Also as of February 29, 1996, R. Duffield & C.R. Player, Jr., COTR CHAR REM UNIT TRUST, P.O. Box 401, Barnesville, Maryland, owned the following percentages of the outstanding Class C shares of the Fund for the lives of the following donors, respectively: Ruth McCormick Tankersley and Mark M. Miller, 5.57%; Ruth McCormick Tankersley and Kristie Miller, 5.57%; and Ruth McCormick Tankersley and Tifany Wolfe, 5.57%.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Trust's Declaration of Trust that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated May 20, 1982, as amended (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly at the annual rate of 0.90% of the first $500 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets in excess of $500 million for the Fund's then-current fiscal year.


For the Fund's fiscal years ended November 30, 1993, 1994 and 1995, the management fee was computed and paid monthly at the annual rate of 0.90% of average daily net assets. For these years, MFS received fees under the Advisory Agreement of $3,167,619, $4,278,028 and $3,991,068, respectively.



In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements. Any such adjustment would not become effective until the beginning of the Fund's next fiscal year following the date of such amendments or the date on which such requirements become no longer applicable.



The Fund pays all of its expenses (other than those assumed by MFS or MFD), including: Trustees fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian ("Custodian"), for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS, during the fiscal year ended November 30, 1995, see "Statement of Operations" in the Annual Report to shareholders incorporated by reference into this SAI. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in servicing its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions."



The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.



The Advisory Agreement will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


CUSTODIAN


The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.


SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, effective August 1, 1985, as amended (the "Agency Agreement"), with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee based on the net assets of each class of shares of the Fund, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR


MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement as amended and restated as of April 21, 1993 (the "Distribution Agreement"), with the Fund. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where the SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.


CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds

(the "MFS Funds") and other funds (as noted under Right of Accumulation), by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).


Class A shares of the Fund may be sold at their net asset value to certain persons or in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD, on behalf of the Fund, pays commissions to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B AND CLASS C SHARES: MFD acts as agent in selling Class B and Class C shares of the Fund to dealers. The public offering price of Class B and Class C shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended November 30, 1995, MFD received sales charges of $108,086 and dealers received sales charges of $559,396 (as their concession on gross sales charges of $667,482) for selling Class A shares of the Fund; the Fund received $34,223,178, representing the aggregate net asset value of such shares.



During the Fund's fiscal year ended November 30, 1994, MFD received sales charges of $245,666 and dealers received sales charges of $1,234,872 (as concession on gross sales charges of $1,480,538) for selling Class A shares of the Fund; the Fund received $87,908,351 representing the aggregate net asset value.



During the Fund's fiscal year ended November 30, 1993, MFD received sales charges of $417,991 and dealers received sales charges of $2,054,186 (as their concession on gross sales charges of $2,472,177) for selling Class A shares of the Fund; the Fund received $90,387,035 representing the aggregate net asset value of such shares.



During the Fund's fiscal years ended November 30, 1995, 1994 and 1993, the CDSC imposed on redemption of Class A shares was $768, $10,087 and $9,547, respectively.



During the Fund's fiscal years ended November 30, 1995, 1994 and 1993, the CDSC imposed on redemption of the Fund's Class B shares was $266,769, $107,170 and $2,434, respectively.



The Distribution Agreement will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4. PORTFOLIO TRANSACTIONS AND
   BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities transactions may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trust's Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $23,100 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).



For the fiscal years ended November 30, 1995, 1994 and 1993, the Fund paid no brokerage commissions.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and in certain cases, in the Fund's prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of all classes of shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares valued at $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and because of the assessment of the CDSC for certain share redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group or association (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser, or other similar groups; and
(4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds effective on the seventh day of each month or every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchange. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including treatment of any CDSC, see "Exchange Privilege" below.


REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.



EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(K) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Funds. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt accounts. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Funds, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except holders of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their nonemployed spouses who desire to make limited contributions to a tax deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internl Revenue Code of 1986 (the "Code"), as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain qualified corporate pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

6. TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund.


Dividends from ordinary income and any distributions from net short-term capital gains (whether paid in cash or reinvested in additional shares) are taxable to shareholders as ordinary income for federal income tax purposes. A portion of the Fund's ordinary income dividends (but none of its capital gains distributions) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes regardless of how long they have owned shares in the Fund. Fund dividends declared in October, November or December, payable to shareholders of record in such a month, and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared. The Fund will notify shareholders regarding the federal tax status of its distributions shortly after the end of each calendar year.


Any dividend or distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares shortly before the record date of any taxable dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).


The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders. The Fund's investment in zero coupon securities and certain securities purchased at a market discount will cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.



Special tax considerations apply with respect to foreign investments of the Fund. For example, foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. The use of foreign currencies for nonhedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund.



Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to qualify for treaty reduced rates of tax where available.



If the Fund holds more than 50% of its assets in foreign securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would be able (subject to such limitations) to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.


The Fund's transactions in Options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in Options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.


An Investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.


Dividends and certain other payments to persons who are not citizens or residents of the United States ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on any taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and the proceeds of redemption and exchanges paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.



Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes in certain states. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of Fund distributions for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund. Residents of certain states may be subject to an intangibles tax or a personal property tax on all or a portion of the value of their shares.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

7. DETERMINATION OF NET ASSET VALUE AND
   PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.


Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Fund's Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.


All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD in its capacity as the Fund's distributor, or its agent, the Shareholder Servicing Agent, prior to the close of that business day.


The Trustees annually review the appropriateness of the time of day as of which the net asset value is computed.

PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum CDSC for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the maximum sales charge (currently 4.75%) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The Fund's average annual total rate of return for Class A shares reflecting the current maximum sales charge on the initial investment (4.75%) for the one-year, five-year and ten-year periods ended November 30, 1995 was, respectively, -4.74%, 6.78% and 11.71%. The Fund's average annual total rate of return for Class A shares not giving effect to the sales charge on the initial investment and reinvested dividends for the one-year, five-year and ten-year periods ended November 30, 1995 was, respectively, 13.93%, 7.82% and 12.25%. The Fund's average annual total rate of return for Class B shares, reflecting the CDSC, for the one-year period ended November 30, 1995 and for the period from September 7, 1993 (commencement of offering of this class of shares) to November 30, 1995 was 9.01% and 2.29%, respectively. The Fund's average annual total rate of return for Class B shares, not giving the effect to the CDSC, for the one-year period ended November 30, 1995 and for the period from September 7, 1993 (commencement of offering of this class of shares) to November 30, 1995 was 13.01% and 3.50%, respectively. The Fund's average annual total rate of return for Class C shares for the one-year period ended November 30, 1995 and for the period from January 3, 1994 (commencement of offering of this class of shares) to November 30, 1995 was 13.11% and 2.73%, respectively. The total rates of return presented above for Class A, Class B and Class C shares may not be indicative of future performance.



PERFORMANCE RESULTS: The performance results for Class A shares below, based on an assumed initial investment of $10,000 in Class A shares, cover the period from January 1, 1986 to December 31, 1995. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. These performance results, as well as any yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. The current net asset value of shares and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).


                     MFS WORLD GOVERNMENTS FUND -- CLASS A


                                       VALUE OF
                    VALUE OF          REINVESTED        VALUE OF
YEAR ENDED      INITIAL $10,000      CAPITAL GAIN      REINVESTED      TOTAL
DECEMBER 31        INVESTMENT        DISTRIBUTIONS     DIVIDENDS       VALUE
-----------     ----------------     -------------     ----------     -------
    1986            $ 10,195            $1,465         $   722        $12,382
    1987              10,569             1,722           3,154         15,445
    1988               9,893             1,780           4,448         16,121
    1989              10,195             1,835           5,264         17,294
    1990              10,685             2,754           6,951         20,390
    1991              11,246             3,289           8,591         23,126
    1992              10,240             2,994          10,203         23,437
    1993              10,979             3,272          13,496         27,747
    1994               9,715             3,789          12,420         25,924
    1995               9,813             3,827          16,298         29,938



EXPLANATORY NOTES: The results in the table assume that the initial investment on January 1, 1986 has been reduced by the current maximum sales charge of 4.75%. No adjustment has been made for any income taxes payable by shareholders.


YIELD: Any yield quotation for a class of shares of the Fund will be based on the annualized net investment income per share of that class of the Fund over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to the class during the period, minus accrued expenses of such class for the period, by (ii) the average number of shares of such class entitled to receive dividends during the period multiplied by the maximum offering price per share of such class on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares. The Fund's yield for the 30-day period ended November 30, 1995 was 5.73%, 5.20% and 5.27% for Class A, Class B and Class C shares, respectively.



CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends paid during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid. The current distribution rate for Class A, Class B and Class C shares of the Fund for the 12 month period ended on November 30, 1995 was 3.46%, 3.68% and 3.68%, respectively.


From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros.
Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.


  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.


  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.


  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 (the "Truth in Securities Act" or the "Full Disclosure Act").



  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.


  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed income mutual fund.


  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


  -- 1993 -- MFS becomes money manager of MFS Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


8. DISTRIBUTION PLANS

The Trustees have adopted a Distribution Plan for each of Class A, Class B and Class C Shares (the "Distribution Plans") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that each Distribution Plan would benefit the Fund and the respective class of shareholders. The Distribution Plans are designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.


The Distribution Plans are described in the Prospectus under the caption "Distribution Plans," which is incorporated herein by reference. The following information supplements this Prospectus discussion.



SERVICE FEES: With respect to the Class A Distribution Plan, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or
(ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.



With respect to the Class B Distribution Plan, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.



MFD or its affiliates shall be entitled to receive any service fee payable under any Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.



DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plans is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.



DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended November 30, 1995, the Fund paid the following
Distribution Plan expenses:




                            AMOUNT OF      AMOUNT OF       AMOUNT OF
                          DISTRIBUTION    DISTRIBUTION    DISTRIBUTION
                           AND SERVICE    AND SERVICE     AND SERVICE
                          FEES PAID BY   FEES RETAINED   FEES RECEIVED
DISTRIBUTION PLANS            FUND           BY MFD        BY DEALERS
------------------        ------------   -------------   -------------
Class A Distribution Plan   $879,422       $138,167        $741,255
Class B Distribution Plan   $819,598       $625,014        $194,584
Class C Distribution Plan   $ 97,235       $  2,744        $ 94,491



GENERAL: Each of the Distribution Plans will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to such Plan ("Distribution Plan Qualified Trustees"). Each of the Distribution Plans also requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. Each of the Distribution Plans may be terminated at any time by a vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to any of the Distribution Plans entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under any of the Distribution Plans must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment or any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. None of the Distribution Plans may be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plans or in any related agreement.

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and two other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of each of the Trust's two series, (Class A, Class B and Class C shares). Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, the shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each series or class would participate equally in the earnings, dividends and assets of the particular series or class.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND
     FINANCIAL STATEMENTS


Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.



The Portfolio of Investments and the Statement of Assets and Liabilities at November 30, 1995, the Statement of Operations for the year ended November 30, 1995, the Statement of Changes in Net Assets for each of the two years in the period ended November 30, 1995, the Notes to the Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.


                                                                                                                   APPENDIX A

                                               TRUSTEE COMPENSATION TABLE


                                                                                                                TOTAL TRUSTEE
                                                                      RETIREMENT BENEFIT       ESTIMATED          FEES FROM
                                                     TRUSTEE FEES     ACCRUED AS PART OF     CREDITED YEARS     FUND AND FUND
                     TRUSTEE                         FROM FUND(1)      FUND EXPENSE(1)       OF SERVICE(2)       COMPLEX(3)

-----------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey                                       $2,900              $  593                   8             $263,815
A. Keith Brodkin                                             0                   0                 N/A                    0
Peter G. Harwood                                         3,240                 314                   5              111,366
J. Atwood Ives                                           2,990                 610                  17              101,356
Lawrence T. Perera                                       3,080               1,587                  26              102,546
William Poorvu                                           3,240               1,584                  25              111,366
Charles W. Schmidt                                       3,170               1,491                  20              105,411
Arnold D. Scott                                              0                   0                 N/A                    0
Jeffrey L. Shames                                            0                   0                 N/A                    0
Elaine R. Smith                                          2,955                 577                  27              105,411
David B. Stone                                           3,380                 920                  11              115,521

---------------


(1) For fiscal year ended November 30, 1995.


(2) Based on normal retirement age of 73.


(3) For calendar year 1995. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $17.6 billion) except Mr. Bailey, who served as Trustee of 73 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $31.7 billion).


          ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)


  AVERAGE             YEARS OF SERVICE
TRUSTEE FEES    3        5        5       10 OR MORE
----------------------------------------------------
$2,610         $392     $653     $  914     $1,305
 2,832         425      708        991      1,416
 3,053         458      763      1,069      1,527
 3,275         491      819      1,146      1,637
 3,496         524      874      1,224      1,748
 3,718         558      930      1,301      1,859

---------------

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
617-954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617)954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116

Toll free: (800) 225-2606


Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

MFS(R)
WORLD
GOVERNMENTS FUND

500 BOYLSTON STREET
BOSTON, MA 02116


LOGO                                                  MWG-13-4/96/500 20/220/320

PORTFOLIO  OF  INVESTMENTS - November 30, 1994
Bonds - 93.7%
---------------------------------------------------------------------------------------------------------------------
                                                                        Principal Amount
Issuer                                                                     (000 Omitted)                        Value
---------------------------------------------------------------------------------------------------------------------
U.S. Dollar Denominated - 32.3%
  U.S. Treasury Notes, 11.25s, 1995                                           $   55,500                 $ 56,713,785
  U.S. Treasury Notes, 5.875s, 1996                                               32,815                   32,153,450
  U.S. Treasury Notes, 7.25s, 2004                                                60,000                   57,253,200
                                                                                                          -----------
                                                                                                         $146,120,435
---------------------------------------------------------------------------------------------------------------------
Foreign - Non-U.S. Dollar Denominated - 61.4%
  Australian Dollars - 4.1%
    Queensland Treasury Corp., 8s, 1999                             AUD            9,340                 $  6,530,039
    Treasury Corp. of Victoria, 10.25s, 1999                                      16,000                   12,113,952
                                                                                                          -----------
                                                                                                         $ 18,643,991
---------------------------------------------------------------------------------------------------------------------
  British Pounds - 10.6%
    United Kingdom Gilts, 9s, 2000                                  GBP           18,250                 $ 29,265,404
    United Kingdom Gilts, 10s, 2001                                               11,245                   18,774,751
                                                                                                          -----------
                                                                                                         $ 48,040,155
---------------------------------------------------------------------------------------------------------------------
  Czech Republic Koruna - 1.1%
    Czech Electric, 16.5s, 1998                                     CSK           66,000                 $  2,521,272
    Czech Republic, 11.125s, 1997                                                 70,000                    2,481,741
                                                                                                          -----------
                                                                                                         $  5,003,013
---------------------------------------------------------------------------------------------------------------------
  Danish Kroner - 5.0%
    Danish Nykredit, 9s, 2026                                       DKK                1                 $        152
    Kingdom of Denmark, 9s, 1998                                                  97,200                   16,193,417
    Kingdom of Denmark, 9s, 2000                                                  39,600                    6,597,318
                                                                                                          -----------
                                                                                                         $ 22,790,887
---------------------------------------------------------------------------------------------------------------------
  Deutsche Marks - 9.5%
    Deutschland Republic, 6.5s, 2003                                DEM           32,840                 $ 19,706,090
    Deutschland Republic, 6.75s, 2004                                              9,000                    5,500,796
    Treuhandanstalt Obligationen, 6.375s, 1999                                    28,700                   17,861,025
                                                                                                          -----------
                                                                                                         $ 43,067,911
---------------------------------------------------------------------------------------------------------------------
  Dutch Guilders - 7.9%
    Dutch State Loan, 6.25s, 1998                                   NLG           51,280                 $ 28,472,691
    Dutch State Loan, 7.5s, 1999                                                  12,590                    7,266,077
                                                                                                          -----------
                                                                                                         $ 35,738,768
---------------------------------------------------------------------------------------------------------------------
  Finnish Markkaa - 1.1%
    Finnish Export Ltd., Principal Linked Notes, 5.5s, 1995<F1>     FIM           30,212                 $  5,028,512
---------------------------------------------------------------------------------------------------------------------
  French Francs - 5.4%
    Government of France, 6.5s, 1996                                FRF           48,680                 $  8,984,366
    Government of France, 7s, 1999                                                85,350                   15,506,663
                                                                                                          -----------
                                                                                                         $ 24,491,029
---------------------------------------------------------------------------------------------------------------------
  Irish Punts - 1.8%
    Republic of Ireland, 9.25s, 2003                                IEP            5,000                 $  7,972,683
---------------------------------------------------------------------------------------------------------------------
  Italian Lire - 1.6%
    Republic of Italy, 10s, 1996                                    ITL        7,540,000                 $  4,589,808
    Republic of Italy, 8.5s, 1999                                              4,750,000                    2,655,270
                                                                                                          -----------
                                                                                                         $  7,245,078
---------------------------------------------------------------------------------------------------------------------
  Japanese Yen - 5.6%
    Italian Government Euro-Yen, 3.5s, 2001                         JPY          443,000                 $  4,124,575
    Japanese Development Bank, 5s, 1999                                          374,000                    3,909,381
    Sallie Mae Euro-Yen, 3.2s, 1997                                              450,000                    4,549,131
    World Bank Euro-Yen, 5.25s, 2002                                           1,220,000                   12,783,361
                                                                                                          -----------
                                                                                                         $ 25,366,448
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS  - continued
Bonds - continued
---------------------------------------------------------------------------------------------------------------------
                                                                        Principal Amount
Issuer                                                                     (000 Omitted)                        Value
---------------------------------------------------------------------------------------------------------------------
Foreign - Non-U.S. Dollar Denominated - continued
  New Zealand Dollars - 1.9%
    Government of New Zealand, 8s, 1995                             NZD           13,500                 $  8,359,080
---------------------------------------------------------------------------------------------------------------------
  Spanish Pesetas - 3.1%
    Government of Spain, 8.3s, 1998                                 ESP        1,499,500                 $ 10,506,794
    Government of Spain, 7.4s, 1999                                              525,700                    3,525,919
                                                                                                          -----------
                                                                                                         $ 14,032,713
---------------------------------------------------------------------------------------------------------------------
  Swedish Kronor - 1.6%
    Sallie Mae, Swedish Index Notes, 0s, 1995<F1>                   SEK            7,350                 $  7,274,295
---------------------------------------------------------------------------------------------------------------------
  Thailand Bhat - 1.1%
    Industrial Finance Corp. Trust, 8.4s, 1995                      THB          120,000                 $  4,780,457
---------------------------------------------------------------------------------------------------------------------
Total Foreign - Non-U.S. Dollar Denominated                                                              $277,835,020
---------------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $429,458,234)                                                              $423,955,455
---------------------------------------------------------------------------------------------------------------------
Call  Options  Purchased - 0.1%
---------------------------------------------------------------------------------------------------------------------
                                                                        Principal Amount
                                                                            of Contracts
Expiration Month/Strike Price                                              (000 Omitted)
---------------------------------------------------------------------------------------------------------------------
Japanese Bonds
    December/105.826                                                JPY        2,303,000                 $     55,272
    December/106.106                                                           3,418,500                       44,441
    January/96.458                                                             3,364,000                       90,828
    February/104.19                                                            2,279,000                      312,223
Japanese Yen
    December/95                                                                5,259,717                            0
    December/96                                                                5,231,620                        5,232
---------------------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $1,609,626)                                                 $    507,996
---------------------------------------------------------------------------------------------------------------------
Put  Options  Purchased - 0.5%
---------------------------------------------------------------------------------------------------------------------
Deutsche Marks
    December/1.535                                                  DEM          132,273                 $  2,006,446
Japanese Bonds
    February/104.25                                                 JPY        1,139,500                       51,278
Swiss Francs/Deutsche Marks
    March/0.85                                                      CHF           21,051                       88,635
---------------------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $811,693)                                                    $  2,146,359
---------------------------------------------------------------------------------------------------------------------
Short-Term  Obligations - 6.5%
---------------------------------------------------------------------------------------------------------------------
                                                                        Principal Amount
                                                                           (000 Omitted)
---------------------------------------------------------------------------------------------------------------------
U.S. Dollar Denominated - 4.5%
    Federal Home Loan Bank, due 1/03/95                                       $      650                 $    646,568
    Pitney Bowes, Inc., due 12/19/94                                               7,300                    7,279,925
    Wal-Mart Stores, Inc., due 12/01/94-12/05/94                                  12,140                   12,137,856
                                                                                                          -----------
                                                                                                         $ 20,064,349
---------------------------------------------------------------------------------------------------------------------
Foreign - Non-U.S. Dollar Denominated -- 2.0%
    Nafinsa Pagares, due 1/19/95                                    MXP        3,206,710                 $  9,129,254
---------------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations (Amortized Cost, $29,267,996)                                               $ 29,193,603
---------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $461,147,549)                                                        $455,803,413
---------------------------------------------------------------------------------------------------------------------
Portfolio of Investments - continued
Call  Options  Written - (0.9)%
---------------------------------------------------------------------------------------------------------------------
                                                                        Principal Amount
                                                                        of Contracts
Issuer                                                                  (000 Omitted)                           Value
---------------------------------------------------------------------------------------------------------------------
Deutsche Marks
    December/1.63                                                   DEM          147,651                 $ (3,380,913)
Japanese Bonds
    February/104.25                                                 JPY        1,139,500                     (167,507)
Japanese Yen
    December/100                                                               2,391,348                     (272,613)
Swiss Francs/Deutsche Marks
    March/0.8378                                                    CHF           21,051                      (88,621)
---------------------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $2,497,284)                                               $ (3,909,654)
---------------------------------------------------------------------------------------------------------------------
Put  Options  Written
---------------------------------------------------------------------------------------------------------------------
Canadian Dollars
    March/1.38                                                      CAD           13,696                 $    (77,503)
Japanese Bonds
    February/104.19                                                 JPY        2,279,000                      (77,486)
---------------------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $316,385)                                                  $   (154,989)
---------------------------------------------------------------------------------------------------------------------
Other  Assets,  Less  Liabilities - 0.1%                                                                 $    516,654
---------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                      $452,255,424
---------------------------------------------------------------------------------------------------------------------
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
AUD = Australian Dollars       ESP = Spanish Pesetas   JPY = Japanese Yen
CAD = Canadian Dollars         FIM = Finnish Markkaa   MXP = Mexican Pesos
CHF = Swiss Francs             FRF = French Francs     NLG = Dutch Guilders
CSK = Czech Republic Koruna    GBP = British Pounds    NZD = New Zealand Dollars
DEM = Deutsche Marks           IEP = Irish Punts       SEK = Swedish Kronor
DKK = Danish Kroner            ITL = Italian Lire      THB = Thailand Bhat

<F1>Indexed security.

See notes to financial statements

FINANCIAL  STATEMENTS
Statement  of  Assets  and  Liabilities
---------------------------------------------------------------------------------------------
November 30, 1994
---------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $461,147,549)                          $455,803,413
  Foreign currency, at value (identified cost, $1,045,913)                          1,090,039
  Net receivable for forward foreign currency exchange contracts
    purchased                                                                      15,969,160
  Net receivable for forward foreign currency exchange contracts                    6,497,078
  Premium receivable on options written                                                88,635
  Receivable for Fund shares sold                                                     683,939
  Interest receivable                                                               7,542,203
  Other assets                                                                          5,851
                                                                                 ------------
      Total assets                                                               $487,680,318
                                                                                 ------------
Liabilities:
  Payable for investments purchased                                              $  5,380,015
  Payable for Fund shares reacquired                                                  935,387
  Written options outstanding, at value (premiums received, $2,813,669)             4,064,643
  Net payable for forward foreign currency exchange contracts sold                 24,491,181
  Payable to affiliates -
    Management fee                                                                     11,161
    Distribution fee                                                                  179,382
    Shareholder servicing agent fee                                                     2,002
  Accrued expenses and other liabilities                                              361,123
                                                                                 ------------
      Total liabilities                                                          $ 35,424,894
                                                                                 ------------
Net assets                                                                       $452,255,424
                                                                                 ------------
Net assets consist of:
  Paid-in capital                                                                $442,322,230
  Unrealized depreciation on investments and translation of assets and
    liabilities in foreign currencies                                              (8,617,785)
  Accumulated net realized gain on investments and foreign currency
    transactions                                                                   25,643,043
  Accumulated distributions in excess of net investment income                     (7,092,064)
                                                                                 ------------
      Total                                                                      $452,255,424
                                                                                 ------------
Shares of beneficial interest outstanding                                          39,757,442
                                                                                 ------------
Class A shares:
  Net asset value and redemption price per share
    (net assets of $370,110,320 / 32,498,842 shares of beneficial
      interest outstanding)                                                         $11.39
                                                                                    ------
  Offering price per share (100/95.25 of net asset value per share)                 $11.96
                                                                                    ------
Class B shares:
  Net asset value,  redemption price and offering price per share (net assets of
    $73,457,628 / 6,490,809 shares of beneficial interest outstanding)              $11.32
                                                                                    ------
Class C shares:
  Net asset value,  redemption price and offering price per share (net assets of
    $8,687,476 / 767,791 shares of beneficial interest outstanding)                 $11.31
                                                                                    ------
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent  deferred  sales charge may be imposed on  redemptions of Class A and
Class B shares. See notes to financial statements
See notes to financial statements

Statement  of  Operations
--------------------------------------------------------------------------------
Year Ended November 30, 1994
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 33,282,124
                                                                   ------------
  Expenses -
    Management fee                                                 $  4,278,028
    Trustees' compensation                                               34,823
    Shareholder servicing agent fee (Class A)                           605,730
    Shareholder servicing agent fee (Class B)                           133,541
    Shareholder servicing agent fee (Class C)                             9,455
    Distribution and service fee (Class A)                            1,429,142
    Distribution and service fee (Class B)                              607,003
    Distribution and service fee (Class C)                               63,031
    Custodian fee                                                       469,399
    Printing                                                            105,000
    Auditing fees                                                        73,897
    Postage                                                              63,913
    Registration fees                                                    29,040
    Legal fees                                                           22,299
    Miscellaneous                                                       347,014
                                                                   ------------
      Total expenses                                               $  8,271,315
    Reduction of expenses by distributor                               (406,677)
                                                                   ------------
      Net expenses                                                 $  7,864,638
                                                                   ------------
        Net investment income                                      $ 25,417,486
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(44,257,381)
    Written option transactions                                      (2,519,993)
    Foreign currency transactions                                    (2,922,749)
    Futures contracts                                                 1,018,226
                                                                   ------------
      Net realized loss on investments                             $(48,681,897)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  7,138,356
    Written options                                                  (3,803,837)
    Translation of assets and liabilities in foreign currencies      (3,169,388)
    Futures contracts                                                  (996,158)
                                                                   ------------
      Net unrealized loss on investments                           $   (831,027)
                                                                   ------------
        Net realized and unrealized loss on investments            $(49,512,924)
                                                                   ------------
          Net decrease in net assets from operations               $(24,095,438)
                                                                   ------------
See notes to financial statements

FINANCIAL  STATEMENTS - continued
Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------------------------------------------------------------
Year Ended November 30,                                                                  1994                        1993<F1>
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                                  $   25,417,486              $   20,177,253
  Net realized gain (loss) on investments and foreign currency transactions                 (48,681,897)                 32,286,417
  Net unrealized gain (loss) on investments and foreign currency transactions                  (831,027)                  5,116,237
                                                                                         --------------              --------------
      Increase (decrease) in net assets from operations                                  $  (24,095,438)             $   57,579,907
                                                                                         --------------              --------------
Distributions declared to shareholders -
  From net investment income (Class A)                                                   $  (38,773,645)             $     --
  From net investment income (Class B)                                                       (3,332,371)                   --
  From net investment income (Class C)                                                          (99,440)                   --
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                                   (9,595,121)                   --
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                                     (754,139)                   --
                                                                                         --------------              --------------
      Total distributions declared to shareholders                                       $  (52,554,716)             $     --
                                                                                         --------------              --------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                                       $  180,053,701              $  143,230,010
  Net asset value of shares issued to shareholders in reinvestment
    of distributions                                                                         37,130,247                        --
  Cost of shares reacquired                                                                (156,172,084)                (73,263,542)
                                                                                         --------------              --------------
      Increase in net assets from Fund share transactions                                $   61,011,864              $   69,966,468
                                                                                         --------------              --------------
        Total increase (decrease) in net assets                                          $  (15,638,290)             $  127,546,375
Net assets:
  At beginning of period                                                                    467,893,714                 340,347,339
                                                                                         --------------              --------------
  At end of period (including undistributed (distributions in excess
    of) net investment income of $(7,092,064) and $25,945,488, respectively)             $  452,255,424              $  467,893,714
                                                                                         --------------              --------------

<F1>For the eleven months ended November 30, 1993.

See notes to financial statements

FINANCIAL  STATEMENTS - continued
Financial  Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                 Year Ended November 30,    Year Ended December 31,
------------------------------------------------------------------------    --------------------------------------------------------
                                                    1994         1993<F1>   1992       1991         1990        1989        1988
------------------------------------------------------------------------------------------------------------------------------------
                                                    Class A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 13.37     $ 11.50    $ 12.63     $ 12.00     $ 11.45     $ 11.11     $ 11.87
                                                     -------     -------    -------     -------     -------     -------     -------
Income from investment operations -<F3>
  Net investment income<F6>                          $  0.63     $  0.58    $  0.87     $  0.94     $  0.98     $  1.07     $  0.94
  Net realized and unrealized gain
   (loss) on investments                               (1.17)       1.29      (0.70)       0.67        1.07       (0.26)      (0.42)
                                                     -------     -------    -------     -------     -------     -------     -------
     Total from investment operations                $ (0.54)    $  1.87    $  0.17     $  1.61     $  2.05     $  0.81     $  0.52
                                                     -------     -------    -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                         $ (1.15)    $  --      $ (1.30)    $ (0.75)    $ (0.95)    $ (0.47)    $ (0.90)
  From net realized gain
   on investments                                      (0.29)       --         --          --         (0.50)        --        (0.32)
  From paid-in capital                                  --          --         --         (0.23)      (0.05)        --        (0.06)
                                                     -------     -------    -------     -------     -------     -------     -------
    Total distributions declared to shareholders     $ (1.44)    $  --      $ (1.30)    $ (0.98)    $ (1.50)    $ (0.47)    $ (1.28)
                                                     -------     -------    -------     -------     -------     -------     -------
Net asset value - end of period                      $ 11.39     $ 13.37    $ 11.50     $ 12.63     $ 12.00     $ 11.45     $ 11.11
                                                     -------     -------    -------     -------     -------     -------     -------
Total return<F4>                                     (4.63)%      17.77%<F2>  1.35%      13.42%      17.90%       7.27%       3.68%
Ratios (to average net assets)/Supplemental data(S):
 Expenses                                              1.54%       1.54%<F2>  1.53%       1.61%       1.44%       1.42%       1.12%
 Net investment income                                 5.45%       5.66%<F2>  6.78%       7.75%       8.06%       8.42%       7.91%
Portfolio turnover<F3>                                  358%        179%<F2>   163%        208%        220%        282%        232%
Net assets at end of period (000 omitted)           $370,110    $443,304   $340,347    $286,089    $145,202    $124,935    $190,590

<F1>For the eleven months ended November 30, 1993.
<F2>Annualized.
<F3>The portfolio  turnover for 1985 and  subsequent  years  includes  portfolio activity applicable to U.S. government securities, while the preceding years do not.
<F4>Total returns for Class A shares do not include the applicable  sales charge
    (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
<F5>Per share  data for the year  ended  November  30,  1994 is based on average shares outstanding.
<F6>The  distributor  waived a portion of the  distribution  fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                             $ 0.62       $ 0.58      --          --         --            --         --
    Ratios (to average net assets):
      Expenses                                         1.64%        1.57%<F2>  --          --         --            --         --
      Net investment income                            5.35%        5.63%<F2>  --          --         --            --         --

See notes to financial statements

Financial  Highlights - continued
------------------------------------------------------------------------------------------------------
                            Year Ended December 31,                     Year Ended November 30,
--------------------------------------------------------------          ------------------------------
                              1987      1986      1985       1984       1994        1993<F1>   1994<F2>
------------------------------------------------------------------------------------------------------
                            Class A                                     Class B                Class C
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period        $11.45     $10.70     $ 9.40     $ 9.92     $13.35     $13.22      $12.30
                            ------     ------     ------     ------     ------     ------      ------
Income from investment
 operations<F6> -
  Net investment income     $ 0.91     $ 0.82     $ 0.75     $ 0.78     $ 0.56     $ 0.07      $ 0.50
  Net realized and
   unrealized gain (loss)
   on investments             1.86       2.35       1.94      (0.51)     (1.19)      0.06       (1.35)
                            ------     ------     ------     ------     ------     ------      ------
    Total from investment
     operations             $ 2.77     $ 3.17     $ 2.69     $ 0.27    $ (0.63)    $ 0.13      $(0.85)
                            ------     ------     ------     ------     ------     ------      ------
Less distributions declared
 to shareholders -
  From net investment
   income                   $(0.90)    $(0.82)    $(0.74)    $(0.79)    $(1.11)    $ --        $(0.14)
  From net realized
   gain on investments       (1.40)     (1.52)     (0.65)      --        (0.29)      --          --
  From paid-in capital       (0.05)     (0.08)      --         --         --         --          --
                            ------     ------     ------     ------     ------     ------      ------
    Total distributions
     declared to
     shareholders           $(2.35)    $(2.42)    $(1.39)    $(0.79)    $(1.40)    $ --        $(0.14)
                            ------     ------     ------     ------     ------     ------      ------
Net asset value -
 end of period              $11.87     $11.45     $10.70     $ 9.40     $11.32     $13.35      $11.31
                            ------     ------     ------     ------     ------     ------      ------
Total return<F5>            23.29%     29.36%     28.72%      2.36%    (5.39)%      4.32%<F3> (6.92)%

Ratios (to average net assets)/Supplemental data:
 Expenses                   1.13%      1.17%      1.43%      1.40%      2.38%      2.48%<F3>    2.32%<F3>
 Net investment income      7.54%      6.57%      7.45%      7.98%      4.81%      4.72%<F3>    5.06%<F3>
Portfolio turnover<F4>       378%       371%       307%       135%       358%       179%<F3>     358%
Net assets at end of
 period (000 omitted)    $182,738   $142,183    $69,581    $35,486    $73,458    $24,590       $8,687

<F1> For the  period  from the  commencement  of  offering  of  Class B  shares,
     September 7, 1993 to November 30, 1993.
<F2> For the period from the commencement of offering of Class C shares, January
     3, 1994 to November 30, 1994.
<F3> Annualized.
<F4> The portfolio  turnover for 1985 and subsequent  years  includes  portfolio activity applicable to U.S. government securities, while the preceding years do not.
<F5> Total returns for Class A shares do not include the applicable sales charge
     (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
<F6> Per share data for the year  ended  November  30,  1994 is based on average shares outstanding.
See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
MFS World Governments Fund (the Fund) is a non-diversified series of MFS(R) Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

Futures Contracts - The Fund may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. The Fund may also invest in financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The loans are collateralized at all times by cash or securities with a market value at least equal to the market value of securities loaned. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or from all or a portion of the income from investment of the collateral. The Fund would also continue to earn income on the securities loaned. At November 30, 1994, the Fund had no securities on loan.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations.
Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are considered workout expenses and are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1994, accumulated undistributed net investment income was decreased by $16,249,582, accumulated net realized gain on investments was increased by $54,865,987 and paid-in capital was decreased by $38,616,405, primarily due to foreign currency transactions and a tax basis net operating loss.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. Class B and Class C shares were first offered to the public on September 7, 1993 and January 3, 1994, respectively. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. Shareholders of each class also bear certain expenses that pertain only to that particular class. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses, including distribution and shareholder service fees.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee, computed daily and paid monthly at an effective annual rate of 0.90% of average daily net assets, amounted to $4,278,028 for the year ended November 30, 1994.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $10,051 for the year ended November 30, 1994.

Distributor - FSI, a wholly owned subsidiary of MFS, as distributor, received $245,666 as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A Distribution Plan provides that the Fund will pay FSI up to 0.35% of its average daily net assets attributable to Class A shares annually in order that FSI may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with FSI of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to FSI of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to FSI wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. FSI is currently waiving the 0.10% distribution fee which amounted to $406,677 for the year ended November 30, 1994. Fees incurred under the distribution plan during the year ended November 30, 1994 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis, net of waiver, and amounted to $1,022,465 (of which FSI retained $142,879).

The Class B and Class C Distribution Plans provide that the Fund will pay FSI a monthly distribution fee, equal to 0.75% per annum, and a quarterly service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. FSI will pay to securities dealers that enter into a sales agreement with FSI, all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B or Class C shares. Fees incurred under the distribution plans during the year ended November 30, 1994 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis and amounted to $607,003 and $63,031, respectively (of which FSI retained $5,953 and $6,407 for Class B and Class C shares, respectively).

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a share redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. FSI receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1994 were $10,087 and $107,170 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earned $605,730, $133,541 and $9,455 for Class A, Class B and Class C shares, respectively, for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   Purchases            Sales
------------------------------------------------------------------------------
U.S. government securities                    $  360,427,021   $  237,728,461
                                              --------------   --------------
Investments (non-U.S. government securities)  $1,098,550,347   $1,185,190,726
                                              --------------   --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                              $ 461,147,549
                                                                -------------
    Gross unrealized depreciation                               $  (7,881,141)
    Gross unrealized appreciation                                   2,537,005
                                                                -------------
      Net unrealized depreciation                               $  (5,344,136)
                                                                -------------

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares                         1994                                  1993<F1>
                                       --------------------------------  ----------------------------------
Year Ended November 30,                     Shares              Amount           Shares             Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                              6,994,122       $  83,202,907        9,265,108       $116,419,994
Shares issued to shareholders in
  reinvestment of distributions          2,765,118          33,750,055            --                --
Shares reacquired                      (10,416,982)       (120,789,728)      (5,699,782)       (70,911,858)
                                       -----------       -------------       ----------       ------------
  Net increase (decrease)
                                          (657,742)      $  (3,836,766)       3,565,326       $ 45,508,136
                                       -----------       -------------       ----------       ------------

<F1> For the eleven months ended November 30, 1993.

Class B Shares                         1994                                  1993<F2>
                                       --------------------------------  ----------------------------------
Year Ended November 30,                     Shares              Amount           Shares             Amount
-----------------------------------------------------------------------------------------------------------
Shares sold                              7,078,760       $  83,400,018        2,020,202       $ 26,810,016
Shares issued to shareholders in
  reinvestment of distributions            275,106           3,329,286         --                --
Shares reacquired                       (2,704,874)        (30,935,821)        (178,385)        (2,351,684)
                                       -----------       -------------       ----------       ------------
  Net increase                           4,648,992       $  55,793,483        1,841,817       $ 24,458,332
                                       -----------       -------------       ----------       ------------

<F2> For the  period  from the  commencement  of  offering  of  Class B  shares,
     September 7, 1993 to November 30, 1993.

Class C Shares                         1994<F3>
                                       --------------------------------
Period Ended November 30,                   Shares              Amount
-----------------------------------------------------------------------
Shares sold                              1,159,179       $  13,450,776
Shares issued to shareholders in
  reinvestment of distributions              4,578              50,906
Shares reacquired                         (395,966)         (4,446,535)
                                       -----------       -------------
  Net increase                             767,791       $   9,055,147
                                       -----------       -------------

<F3> For the period from the commencement of offering of Class C shares, January
     3, 1994 to November 30, 1994.


(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS, or an affiliate of MFS, in an unsecured line of credit with a bank which permits borrowings up to $300 million, collectively. Borrowings may be made to temporarily finance the acquisition of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1994 was $7,421.

(7) Financial  Instruments
The Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and indexed securities. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1994, is as follows:

Written Option Transactions
                                                          1994 Calls                            1994 Puts
                                                          ---------------------------------     -----------------------------------
                                                          Principal Amount                      Principal Amount
                                                              of Contracts                          of Contracts
                                                             (000 Omitted)           Premiums       (000 Omitted)          Premiums
-----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                                                10,529       $     75,286             10,529       $     71,600
  British Pounds/Deutsche Marks                                       --                 --               13,920            312,023
  Canadian Dollars                                                    --                 --               28,837            178,110
  Deutsche Marks                                                    38,074            420,336             91,489            572,371
  Deutsche Marks/Italian Lire                                       20,354            131,781               --                 --
  Japanese Yen                                                   5,158,091            718,451          9,960,000          1,146,269
  Swedish Kronor/Deutsche Marks                                       --                 --              291,137            284,361
  Swiss Francs                                                      73,062          1,140,752               --                 --
Options written -
  Australian Dollars                                                34,966            158,936             19,200            116,191
  Canadian Dollars                                                  13,000             53,300             26,696            175,455
  Deutsche Marks                                                   654,106          5,658,379            599,505          4,106,617
  Deutsche Marks/British Pounds                                     31,177            199,293               --                 --
  Italian Lire                                                        --                 --            6,270,993             30,776
  Italian Lire/Deutsche Marks                                   19,853,468             33,346         60,064,548            222,710
  Japanese Yen                                                   5,922,196            975,972         39,593,433          5,948,782
  Japanese Yen/Deutsche Marks                                    4,378,032          1,006,947               --                 --
  Spanish Pesetas/Deutsche Marks                                      --                 --            3,115,513            223,281
  Swedish Kronor/Deutsche Marks                                     57,691             43,565            251,010            266,906
  Swiss Francs/Deutsche Marks                                       21,051             88,635               --                 --
Options terminated in closing transactions -
  Australian Dollars                                                (8,835)           (62,781)              --                 --
  Canadian Dollars                                                    --                 --              (13,000)          (103,998)
  Deutsche Marks                                                  (117,714)          (823,995)          (361,571)        (3,492,098)
  Deutsche Marks/British Pounds                                    (31,177)          (199,293)              --                 --
  Italian Lire                                                        --                 --           (6,270,993)           (30,776)
  Italian Lire/Deutsche Marks                                         --                 --          (26,181,395)          (130,220)
  Japanese Yen                                                  (4,494,849)          (620,307)       (39,766,330)        (5,548,909)
  Japanese Yen/Deutsche Marks                                   (4,378,032)        (1,006,947)              --                 --
  Spanish Pesetas/Deutsche Marks                                      --                 --           (3,115,513)          (223,281)
  Swedish Kronor/Deutsche Marks                                    (57,691)           (43,565)              --                 --
Options exercised -
  Australian Dollars                                               (17,460)          (116,180)           (19,200)          (116,191)
  Deutsche Marks                                                  (276,336)        (1,473,720)           (41,242)          (276,319)
  Italian Lire/Deutsche Marks                                         --                 --          (20,052,003)           (33,987)
  Japanese Yen                                                        --                 --           (3,204,324)          (904,398)
  Swedish Kronor/Deutsche Marks                                       --                 --             (191,955)          (238,747)
Options expired -
  Australian Dollars                                               (19,200)           (55,261)           (10,529)           (71,600)
  British Pounds/Deutsche Marks                                       --                 --              (13,920)          (312,023)
  Canadian Dollars                                                 (13,000)           (53,300)           (28,837)          (178,110)
  Deutsche Marks                                                  (150,479)        (1,905,923)          (288,181)          (910,571)
  Deutsche Marks/Italian Lire                                      (20,354)          (131,781)              --                 --
  Italian Lire/Deutsche Marks                                  (19,853,468)           (33,346)       (13,831,150)           (58,503)
  Japanese Yen                                                  (3,054,590)          (540,544)        (4,303,779)          (396,816)
  Swedish Kronor/Deutsche Marks                                       --                 --             (350,192)          (312,520)
  Swiss Francs                                                     (73,062)        (1,140,752)              --                 --
                                                                                 ------------                          ------------
OUTSTANDING, END OF PERIOD -
  Canadian Dollars                                                    --         $       --               13,696       $     71,457
  Deutsche Marks                                                   147,651          1,875,077               --                 --
  Japanese Yen                                                   3,530,848            533,572          2,279,000            244,928
  Swiss Francs/Deutsche Marks                                       21,051             88,635               --                 --
                                                                                 ------------                         ------------
                                                                                 $  2,497,284                         $    316,385
                                                                                 ------------                         ------------

At November 30, 1994, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                                 Net Unrealized
                                                           Contracts to                             Contracts      Appreciation
                    Settlement Date                     Deliver/Receive     In Exchange for          at Value    (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
Sales               12/19/94 -  2/21/95         AUD          17,113,483      $   12,814,428      $ 13,101,090      $   (286,662)
                     1/23/95                    CAD          13,606,406           9,911,066         9,889,749            21,317
                     1/12/95                    CHF           5,142,224           3,984,367         3,880,369           103,998
                    12/02/94 -  2/21/95         DEM         887,251,611         578,030,923       565,463,093        12,567,830
                     1/03/95                    DKK          78,683,048          13,363,289        12,793,548           569,741
                    12/22/94 -  1/31/95         ESP       2,384,420,379          18,590,655        18,167,571           423,084
                    12/05/94 -  5/03/95         FRF         316,030,041          60,093,784        58,750,877         1,342,907
                    12/30/94 -  1/18/95         GBP          23,625,496          37,210,212        36,980,432           229,780
                    12/02/94 -  3/08/95         IEP          28,090,595          43,995,642        43,132,017           863,625
                    12/06/94 -  2/16/95         ITL      17,345,407,530          10,984,595        10,682,163           302,432
                     2/10/95                    JPY       1,443,232,870          14,787,830        14,697,884            89,946
                    12/15/94 -  2/22/95         NLG          67,642,858          38,715,614        38,486,677           228,937
                    12/09/94 - 12/20/94         SEK         180,674,359          23,450,500        23,938,275          (487,775)
                                                                             --------------      ------------      ------------
                                                                             $  865,932,905      $849,963,745      $ 15,969,160
                                                                             --------------      ------------      ------------
Purchases            1/23/95                    CAD          18,539,520      $   13,711,718      $ 13,475,357      $   (236,361)
                     2/01/95                    CHF          13,550,813          10,849,330        10,237,260          (612,070)
                    12/02/94 -  3/20/95         DEM       1,127,239,524         737,243,985       718,460,399       (18,783,586)
                    12/19/94                    DKK          34,479,550           5,509,852         5,605,272            95,420
                    12/05/94 -  5/02/95         FRF         181,159,661          34,624,504        33,667,978          (956,526)
                     2/01/95 -  2/21/95         GBP          21,572,368          34,870,063        33,762,370        (1,107,693)
                    12/02/94 - 12/30/94         IEP          13,323,864          20,461,318        20,453,076            (8,242)
                    12/06/94 -  2/16/95         ITL      43,113,959,545          27,218,622        26,564,713          (653,909)
                     1/24/95 -  2/14/95         JPY       9,797,377,159         101,421,519        99,743,130        (1,678,389)
                    12/09/94 -  2/06/95         SEK         172,518,686          23,372,146        22,822,321          (549,825)
                                                                             --------------      ------------      ------------
                                                                             $1,009,283,057      $984,791,876      $(24,491,181)
                                                                             --------------      ------------      ------------

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net receivable of $6,497,078 at November 30, 1994.

At November 30, 1994, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

The Fund also invests in indexed securities whose value may be linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity
(principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

The following is a summary of such securities held at November 30, 1994:


                                                                                Principal Amount                      Unrealized
Description                                                        Index            (000 Omitted)           Value   Depreciation
--------------------------------------------------------------------------------------------------------------------------------
Finnish Export Ltd., Principal Linked            3 year Finnish swap rate            FIM   30,212      $5,028,512      $(323,109)
  Notes, 5.5s, 1995
Sallie Mae, Swedish Index Notes, 0s, 1995        1 year Swedish swap rate            SEK    7,350       7,274,295        (62,705)

REPORT  OF  ERNST  &  YOUNG  LLP,  INDEPENDENT  AUDITORS

To the  Trustees  of  MFS  Series  Trust  VII  and  Shareholders  of
MFS  World Governments Fund:
We have  audited the  accompanying  statement of assets and  liabilities  of MFS
World Governments Fund,  including the portfolio of investments,  as of November
30, 1994, and the related statements of operations and changes in net assets for the year then ended and financial highlights for the year then ended for Class A and Class B shares, and for the period from January 3, 1994 (commencement of offering) to November 30, 1994 for Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of MFS World
Governments Fund for the period from January 1, 1993 to November 30, 1993 and the financial highlights for the period from January 1, 1993 to November 30, 1993 and for each of the nine years in the period ended December 31, 1992 for Class A shares, and for the period from September 7, 1993 (commencement of offering) to November 30, 1993 for Class B shares, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1994, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS
World Governments Fund as of November 30, 1994, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended for Class A shares and Class B shares, and for the period
January 3, 1994 to November 30, 1994 for Class C shares, in conformity with generally accepted accounting principles.


Boston, Massachusetts
January 9, 1995


                                                     ERNST & YOUNG LLP






                    --------------------------------------
This  report is prepared  for the general  information  of  shareholders.  It is authorized  for  distribution  to  prospective  investors  only when preceded or accompanied by a current prospectus.






MFS [Registered Trademark] VALUE FUND               PROSPECTUS
                                                    April 1, 1996
(A member of the MFS Family of Funds(R))            Class A Shares of Beneficial Interest
                                                    Class B Shares of Beneficial Interest
                                                    Class C Shares of Beneficial Interest


--------------------------------------------------------------------------------


                                                                                          PAGE
                                                                                          ----
1. Expense Summary..................................................................         2
2. The Fund.........................................................................         3
3. Condensed Financial Information..................................................         4
4. Investment Objective and Policies................................................         6
5. Investment Techniques and Risk Factors...........................................         6
6. Additional Risk Factors..........................................................        10
7. Management of the Fund...........................................................        12
8. Information Concerning Shares of the Fund........................................        13
       Purchases....................................................................        13
       Exchanges....................................................................        17
       Redemptions and Repurchases..................................................        18
       Distribution Plans...........................................................        20
       Distributions................................................................        22
       Tax Status...................................................................        22
       Net Asset Value..............................................................        23
       Description of Shares, Voting Rights and Liabilities.........................        23
       Performance Information......................................................        23
9. Shareholder Services.............................................................        24
   Appendix A.......................................................................       A-1
   Appendix B.......................................................................       B-1


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS VALUE FUND  500 Boylston Street, Boston, Massachusetts 02116  (617) 954-5000


This Prospectus pertains to MFS Value Fund ("the Fund"), a diversified series of MFS Series Trust VII (the "Trust"). The investment objective of the Fund is to seek capital appreciation. THE FUND IS DESIGNED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS INHERENT IN SEEKING CAPITAL APPRECIATION. See "Investment Objective and Policies." The minimum initial investment generally is $1,000 per account (see "Purchases").


The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.



This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated April 1, 1996, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 26 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES:                                  CLASS A         CLASS B      CLASS C
                                                                 ------------      -------      -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund
      Shares (as a percentage of offering price)..............       5.75%           0.00%        0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage
      of original purchase price or redemption proceeds, as
      applicable).............................................   See Below(1)        4.00%        1.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
  ASSETS):
    Management Fees...........................................       0.75%           0.75%        0.75%
    Rule 12b-1 Fees...........................................       0.25%(2)        1.00%(3)     1.00%(3)
    Other Expenses(4).........................................       0.35%           0.42%        0.35%(5)
                                                                      ---          -------      -------
    Total Operating Expenses..................................       1.35%           2.17%        2.10%


---------------

(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" below).



(2) The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trust's Board of Trustees may determine. The 0.25% per annum service fee is reduced to 0.15% per annum for shares purchased prior to October 1, 1989 (see "Distribution Plans" below). Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.



(3) The Fund has adopted separate Distribution Plans for its Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provide that it will pay distribution/service fees aggregating up to 1.00% per annum of the average daily net assets attributable to the Class B shares under the Class B Distribution Plan and Class C shares under the Class C Distribution Plan (see "Distribution Plans" below). Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.



(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."



(5) Based on Class A expenses during the last fiscal year except for the shareholder servicing agent fees component of "Other Expenses" which has been estimated for Class C shares.

                              EXAMPLE OF EXPENSES
An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise indicated):


                                                              CLASS B                   CLASS C
                                                          ----------------           --------------
                   PERIOD               CLASS A                       (1)                       (1)
      --------------------------------  -------
       1 year.........................   $  70            $ 62        $ 22           $31        $21
       3 years........................      98              98          68            66         66
       5 years........................     127             136         116
      10 years........................     211             230(2)      230(2)


---------------
(1) Assumes no redemption.

(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plans."


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND

The Fund is a diversified series of the Trust, an open-end management investment company which was organized in 1981 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust presently consists of two series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund buys securities (stocks, bonds and other instruments) for its portfolio. Three classes of shares of the Fund are currently offered to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for its operations. The Adviser manages the portfolio daily in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Trust also offers to buy back (redeem) its shares from its shareholders at any time at net asset value less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION

The following information has been audited for at least the latest five years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.


                              FINANCIAL HIGHLIGHTS
                           CLASS A AND CLASS B SHARES

             (NO CLASS C SHARES WERE OUTSTANDING DURING THE PERIOD)



                                                                                                     SIX MONTHS       YEAR
                                                                                                       ENDED         ENDED
                                                           YEAR ENDED NOVEMBER 30,                  NOVEMBER 30,    MAY 31,
                                             ---------------------------------------------------    ------------    --------
                                              1995       1994       1993       1992       1991          1990          1990
                                             -------    -------    -------    -------    -------    ------------    --------
                                                                                 CLASS A
                                             -------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period.....  $  9.44    $ 10.82    $ 10.17    $  8.73    $  7.46      $   8.99      $  10.52
                                             -------    -------    -------    -------    -------    ------------    --------
  Income from investment operations# --
    Net investment income (loss)...........  $  0.01    $ (0.01)   $  0.02    $ --       $  0.14      $   0.09      $   0.33
    Net realized and unrealized gain (loss)
      on investments.......................     3.64       0.26       1.96       2.03       1.21         (1.38)         0.17
                                             -------    -------    -------    -------    -------    ------------    --------
        Total from investment operations...  $  3.65    $  0.25    $  1.98    $  2.03    $  1.35      $  (1.29)     $   0.50
                                             -------    -------    -------    -------    -------    ------------    --------
Less distributions declared to shareholders
  --
  From net investment income...............  $ --       $ (0.03)   $ --       $ (0.07)   $ (0.08)     $  (0.11)     $  (0.34)
  From net realized gain on investments....    (0.70)     (1.60)     (1.33)     (0.52)     --            (0.05)        (1.69)
  From paid-in capital.....................    --         --         --         --         --            (0.08)        --
                                             -------    -------    -------    -------    -------    ------------    --------
    Total distributions declared to
      shareholders.........................  $ (0.70)   $ (1.63)   $ (1.33)   $ (0.59)   $ (0.08)     $  (0.24)     $  (2.03)
                                             -------    -------    -------    -------    -------    ------------    --------
Net asset value -- end of period...........  $ 12.39    $  9.44    $ 10.82    $ 10.17    $  8.73      $   7.46      $   8.99
                                             =======    =======    =======    =======    =======    ============    ========
TOTAL RETURN++.............................    41.67%      1.92%     22.10%     24.60%     18.26%       (29.48)%+       5.13%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATASEC.:
  Expenses##...............................     1.35%      1.37%      1.42%      1.53%      1.50%         1.51%+        1.26%
  Net investment income (loss).............     0.06%     (0.05)%     0.09%     --          1.65%         2.30%+        3.38%
PORTFOLIO TURNOVER.........................      109%        91%        95%       111%       132%           36%           88%
Net assets at end of period (000
  omitted).................................  $227,555   $141,790   $132,207   $112,958   $104,600     $ 100,398     $ 125,191


---------------


 + Annualized.


 ++ Total returns for Class A shares do not include the applicable sales charge
    (except for reinvestment dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.


 # Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.


## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


 sec. The distributor did not impose a portion of its distribution fee attributable to Class A shares for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:






  Net investment income....................  $ (0.01)   $ (0.03)   $  0.02      --         --           --             --
  RATIOS (TO AVERAGE NET ASSETS):
    Expenses##.............................     1.46%      1.47%      1.45%     --         --           --             --
    Net investment income..................    (0.04)%     0.15%      0.07%     --         --           --             --

                                                            YEAR ENDED MAY 31,                    YEAR ENDED NOVEMBER 30,
                                                -------------------------------------------     ----------------------------
                                                 1989        1988        1987        1986        1995       1994      1993*
                                                -------     -------     -------     -------     ------     ------     ------
                                                                                                          CLASS B
                                                                  CLASS A                       ----------------------------
                                                -------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period........  $  8.70     $  9.60     $  9.81     $  7.59     $ 9.34     $10.79     $10.61
                                                -------     -------     -------     -------     ------     ------     ------
  Income from investment operations# --
    Net investment income (loss)..............  $  0.21     $  0.10     $  0.04     $  0.03     $(0.08)    $(0.09)    $(0.01)
    Net realized and unrealized gain (loss) on
      investments.............................     2.17       (0.86)       1.60        2.79       3.59       0.27       0.19
                                                -------     -------     -------     -------     ------     ------     ------
        Total from investment operations......  $  2.38     $ (0.76)    $  1.64     $  2.82     $ 3.51     $ 0.18     $ 0.18
                                                -------     -------     -------     -------     ------     ------     ------
Less distributions declared to shareholders --
  From net investment income..................  $ (0.17)    $ (0.03)    $ (0.04)    $ (0.04)    $ --       $ --       $ --
  In excess of net investment income..........    --          --          --          --          --        (0.03)      --
  From net realized gain on investments.......    (0.39)      (0.11)      (1.81)      (0.53)     (0.70)     (1.60)      --
  From paid-in capital........................    --          --          --          (0.03)      --         --         --
                                                -------     -------     -------     -------     ------     ------     ------
    Total distributions declared to
      shareholders............................  $ (0.56)    $ (0.14)    $ (1.85)    $ (0.60)    $(0.70)    $(1.63)    $ --
                                                -------     -------     -------     -------     ------     ------     ------
Net asset value -- end of period..............  $ 10.52     $  8.70     $  9.60     $  9.81     $12.15     $ 9.34     $10.79
                                                =======     =======     =======     =======     ======     ======     ======
TOTAL RETURN++................................    28.47%      (7.63)%     17.95%      37.15%     40.53%      1.15%      1.70%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:
  Expenses##..................................     1.41%       1.33%       1.31%       1.39%      2.17%      2.25%      2.46%+
  Net investment income (loss)................     2.29%       1.12%       0.38%       1.44%     (0.77)%    (0.96)%    (1.37)%+
PORTFOLIO TURNOVER............................       80%         99%        135%        156%       109%        91%        95%
Net assets at end of period (000 omitted).....  $133,219    $116,218    $148,227    $128,135    $46,068    $17,189    $ 1,097
---------------
 * For the period from the commencement of offering of Class B shares, September 7, 1993 to November 30, 1993.
 + Annualized.
 ++ Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.
 # Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

4.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek capital appreciation. Dividend income, if any, is a consideration incidental to the Fund's objective of capital appreciation. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES -- While the Fund's policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible bonds, convertible preferred stocks and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Fund may invest in fixed income securities rated lower than "investment grade" (rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Service ("S&P") or Fitch Investors Service, Inc. ("Fitch")) or in comparable unrated securities, when, in the opinion of the Adviser, such an investment presents a greater opportunity for appreciation with comparable risk to an investment in "investment grade" securities. Under normal market conditions, the Fund will invest not more than 25% of its net assets in these securities. Such lower rated or unrated fixed income securities may have speculative risk characteristics as described below under "Risks of Investing in Lower Rated Bonds." For a description of the rating categories discussed above, see Appendix B to this Prospectus. Fixed income securities that the Fund may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). There is no formula as to the percentage of assets that may be invested in any one type of security. Cash, commercial paper, short-term obligations, repurchase agreements or debt securities are held to provide a reserve for future purchases of common stock or other securities and may also be held as a temporary defensive measure when the Adviser determines security markets to be overvalued.



5.  INVESTMENT TECHNIQUES AND RISK FACTORS


Consistent with the Fund's Investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Objective, Policies and Restrictions" in the SAI.



RESTRICTED SECURITIES: The Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund may not be able to sell these securities when the Adviser wishes to do so, or may have to sell them at less that fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.



FOREIGN SECURITIES: The Fund may invest up to 50% of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.



EMERGING MARKET SECURITIES: The Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.



BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADR's trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as exchange rates and more limited information about foreign issuers.


LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral consisting of cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government Securities or a letter of credit).



REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.



LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.



The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


"WHEN-ISSUED" SECURITIES: The Fund may purchase some securities on a "when issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such bases, the Fund will normally invest in cash, short-term money market instruments and high quality debt securities.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, precious metals, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.



OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities and purchase put and call options on securities. The Fund will write such options for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


The Fund may purchase put or call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that such declines or increases occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

The Fund may also enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.



OPTIONS ON STOCK INDEXES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indexes. The Fund may write options on stock indexes for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.



The Fund may also purchase put or call options on stock indexes in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.



OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.



FUTURES CONTRACTS: The Fund may enter into stock index and foreign currency futures contracts (collectively "Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in exchange rates or declines in the stock market, as well as for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of all such securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.


OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired.

Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. The Fund may also purchase and write Options on Futures Contracts for non-hedging purposes to the extent permitted by applicable law.


FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes (i.e., speculative purposes). By entering into transactions in Forward Contracts, for hedging purposes, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require use of segregated assets or "cover," in connection with the purchase and sale of such contracts.



6.  ADDITIONAL RISK FACTORS

LOWER RATED BONDS: The Fund may invest in fixed income securities rated Baa by Moody's or BBB by S&P or by Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

The Fund may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P or by Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described above. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. These lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Fund but will be reflected in the net asset value of shares of the Fund. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities.



EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets, the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.



Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.



Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.



OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into transactions in options, Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies in part for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments other than hedging purposes, to the extent permitted by applicable law which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.


Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.


PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.



From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see "Portfolio Transactions and Brokerage Commissions" in the SAI. The Fund's portfolio is aggressively managed and therefore an investment in shares of the Fund should not be considered to be a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of an investment company such as the Fund, which assumes above average risk of loss. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. For the fiscal year ended November 30, 1995, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate.

                       ----------------------------------

The investment objective and policies described above are not fundamental and may be changed without shareholder approval.


The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise. See "Investment Restrictions" in the SAI. The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.



7.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated September 1, 1993, as amended. The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. John F. Brennan, Jr., a Vice President of the Adviser, has been the Fund's portfolio manager since September 1991. Mr. Brennan has been employed by the Adviser as a portfolio manager since 1985. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets for its then-current fiscal year. For the fiscal year ended November 30, 1995, MFS received management fees of $1,526,502.



MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R)/Sun Life Series Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS Municipal Income Trust, MFS Government Markets Income Trust, MFS Multimarket Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $43.9 billion on behalf of approximately 1.9 million investor accounts as of February 29, 1996. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, John R. Gardner, John
D. McNeil and Arnold D. Scott. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Gardner are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman, President and a Trustee of the Trust. Leslie J. Nanberg, Stephen C. Bryant, W. Thomas London, Stephen E. Cavan, James O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are also officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.


8.  INFORMATION CONCERNING SHARES OF THE FUND



PURCHASES



Shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to an investment in the Fund.



The Fund offers three classes of shares (Class A, B and C shares) which bear sales charges and distribution fees in different forms and amounts, as described below:



CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:


--------------------------------------------------------------------------------



                                                         SALES CHARGE* AS PERCENTAGE
                                                                     OF:                            DEALER
                                                        -----------------------------           ALLOWANCE AS A
                                                        OFFERING          NET AMOUNT             PERCENTAGE OF
AMOUNT OF PURCHASE                                        PRICE            INVESTED             OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $50,000...............................           5.75%              6.10%                   5.00%
$50,000 but less than $100,000..................           4.75               4.99                    4.00
$100,000 but less than $250,000.................           4.00               4.17                    3.20
$250,000 but less than $500,000.................           2.95               3.04                    2.25
$500,000 but less than $1,000,000...............           2.20               2.25                    1.70
$1,000,000 or more..............................         None**             None**                See Below**
-----------------------------------------------------------------------------------------------------------------



 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.



**A CDSC will apply to such purchases, as discussed below.



MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.



PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following two circumstances, Class A shares are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:



 (i) on investments of $1 million or more in Class A shares; and



(ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, if the sponsoring organization demonstrates to the satisfaction of MFD that either
     (a) the employer has at least 25 employees or (b) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.



In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:



COMMISSION PAID
    BY MFD
  TO DEALERS             CUMULATIVE PURCHASE AMOUNT
---------------     -------------------------------------
     1.00%          On the first $2,000,000, plus
     0.80%          Over $2,000,000 to $3,000,000, plus
     0.50%          Over $3,000,000 to $50,000,000, plus
     0.25%          Over $50,000,000



For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).



See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus.



CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:



                                      YEAR OF                               CONTINGENT
                                     REDEMPTION                           DEFERRED SALES
                                   AFTER PURCHASE                             CHARGE
                ----------------------------------------------------      ---------------
                First...............................................              4%
                Second..............................................              4%
                Third...............................................              3%
                Fourth..............................................              3%
                Fifth...............................................              2%
                Sixth...............................................              1%
                Seventh and following...............................              0%



The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.



MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Class B Distribution Plan (see "Distribution Plans" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).



See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.



WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus.



CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Distribution Plan applicable to Class B shares. See "Distribution Plans" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is $1,000,000 per transaction.



The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.



MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Class C Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plans" below).



Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.



GENERAL: The following information applies to purchases of all classes of the Fund's shares.



MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRA's) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.



RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). The Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the Fund.



MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of shares of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of the Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than
(x) one percent of the Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Fund and which may change from time to time. The Fund and MFD each reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.



DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.



SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator or (ii) make a nominal charitable contribution on their behalf.



RETIREMENT PLAN ACCOUNTS. Following the termination of any agreement between a plan sponsor and the Shareholder Servicing Agent or its affiliates with respect to the MFS FUNDamental 401(k) Plan or another similiar recordkeeping system made available by the Shareholder Servicing Agent, the Shareholder Servicing Agent for each Fund in which the plan invests shall combine all plan participant accounts into a single omnibus or pooled account.



RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                            ------------------------


A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.



EXCHANGES


Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale).



EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.



EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.



EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or

Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.



GENERAL: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement. See "Purchases -- General -- Right to Reject Purchase Orders/Market Timing."



REDEMPTIONS AND REPURCHASES


A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.



REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.



REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.



CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 and Class C share purchases will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year. Prior to April 1, 1996, Class C shares of the MFS Funds were not subject to a CDSC upon redemption. In no event will Class C shares of the MFS Funds purchased prior to this date be subject to a CDSC. For the purpose of calculating the CDSC upon redemption of shares acquired in an exchange on or after April 1, 1996, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares (if such original purchase occurred prior to April 1, 1996, then no CDSC would be imposed upon such a redemption).



At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC, and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but
(iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.



The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.



GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.



SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.



REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C share and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.



IN-KIND DISTRIBUTIONS. Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.



INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment" above. Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.



DISTRIBUTION PLANS


The Trustees have adopted separate Distribution Plans for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plans"), after having concluded that there is a reasonable likelihood that the Distribution Plans would benefit the Fund and its shareholders.



In certain circumstances, the fees described below have not yet been imposed or are being waived. These circumstances are described below under the heading "Current Level of Distribution and Service Fees."



FEATURES COMMON TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain common features, as described below.



SERVICE FEES. Each Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A shares, Class B shares or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under each Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.



DISTRIBUTION FEES. Each Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the separate Distribution Plans. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.



OTHER COMMON FEATURES. Fees payable under each Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The Distribution Plans have substantially identical provisions with respect to their operating policies and their initial approval, renewal, amendment and termination.



FEATURES UNIQUE TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain features that are unique to each class of shares, as described below.



CLASS A DISTRIBUTION PLAN. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.



The distribution fee paid to MFD under the Class A Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.



CLASS B DISTRIBUTION PLAN. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.



Under the Class B Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).



CLASS C DISTRIBUTION PLAN. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C Shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Class C Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Class C Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.



CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00% per annum, respectively. Payment of the 0.10% per annum distribution fee under the Class A Distribution Plan will commence on such date as the Trustees may determine. The 0.25% per annum Class A service fee is reduced to 0.15% per annum for shares purchased prior to October 1, 1989.



DISTRIBUTIONS


The Fund intends to pay substantially all of its net investment income for any calendar year to its shareholders as dividends on an annual basis. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares with respect to which a distribution is paid. All distributions not paid in cash will be reinvested in shares of the class from which the distribution is paid. See "Tax Status" and "Shareholder
Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.


TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is expected that the Fund will not be required to pay any entity level federal income or excise taxes, although foreign source income earned by the Fund may be subject to foreign withholding taxes.



Shareholders of the Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations.



Shortly after the end of each calendar year, each shareholder will receive a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, any portion representing a return of capital (which is free of current taxes to the extent of basis but results in a basis reduction), and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold tax payments at the rate of 30% on dividends and certain other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.



Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.

NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values as described in the SAI. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund, one of two series of the Trust, has three classes of shares, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).



Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of that class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignment and in certain other limited circumstances.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended November 30, 1995, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and distributions for that year (see "Tax Status" above).

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

          -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified.

          -- Dividends in cash; capital gain distributions reinvested in additional shares.

          -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of all classes of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund), reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.


    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and generally are limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA Plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.
                      ------------------------------------


The Fund's SAI, dated April 1, 1996, contains more detailed information about the Fund, including, but not limited to, information related to: (i) investment policies and restrictions, (ii) Trustees, officers and investment adviser, (iii) portfolio transactions and brokerage commissions, (iv) Distribution Plans, (v) the method used to calculate total rate of return performance quotations of the Fund, and (vi) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A



                            WAIVERS OF SALES CHARGES



This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).



I.  WAIVERS OF ALL APPLICABLE SALES CHARGES



In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:



  1.  DIVIDEND REINVESTMENT



     - Shares acquired through dividend or capital gain reinvestment; and



     - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.



  2.  CERTAIN ACQUISITIONS/LIQUIDATIONS



     - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.



  3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:



     - Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;



     - Trustees and retired trustees of any investment company for which MFD serves as distributor;



     - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;



     - Employees or registered representatives of dealers and other financial institutions ("dealers") which have a sales agreement with MFD;



     - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the Shares; and



     - Institutional Clients of MFS or MFS Asset Management, Inc.



  4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)



     - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.



  5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:



     INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")



     - Death or disability of the IRA owner.

     SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")



     - Death, disability or retirement of 401(a) or ESP Plan participant;


     - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


     - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);


     - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);


     - Tax-free return of excess 401(a) or ESP Plan contributions;


     - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and


     - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds.


     - The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.



     SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")



     - Death or disability of SRO Plan participant.



  6.  CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:



     - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and


     - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.



II.  WAIVERS OF CLASS A SALES CHARGES



In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:



  1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS



     - Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD; (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

  2.  WRAP ACCOUNT INVESTMENTS



     - Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.



  3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS



     - Shares acquired by insurance company separate accounts.



  4.  RETIREMENT PLANS



     ADMINISTRATIVE SERVICES ARRANGEMENTS



     - Shares acquired by retirement plans whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.



     REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS



     - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.



     SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
CIRCUMSTANCES:



     IRAS



     - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and


     - Tax-free returns of excess IRA contributions.



     401(A) PLANS



     - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and


     - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.



     ESP PLANS AND SRO PLANS



     - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.



III.  WAIVERS OF CLASS B AND CLASS C SALES CHARGES



In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:



  1.  SYSTEMATIC WITHDRAWAL PLAN



     - Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.



  2.  DEATH OF OWNER



     - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

  3.  DISABILITY OF OWNER



     - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).



  4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:



     IRAS, 401(A) PLANS, ESP PLANS AND SRO PLANS



     - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.



     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")



     - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and



     - Death or disability of a SAR-SEP Plan participant.

                                                                      APPENDIX B


                          DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various bonds. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield.

                        MOODY'S INVESTORS SERVICE, INC.

    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                       STANDARD & POOR'S RATINGS SERVICE


    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                         FITCH INVESTORS SERVICE, INC.

    AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

    A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    B: Bonds are considered highly speculative. While bonds in this class currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C: Bonds are an imminent default in payment of interest or principal.

                                              [MFS LOGO]
Investment adviser
Massachusetts Financial Services Company      MFS [Registered Trademark] VALUE FUND
500 Boylston Street
Boston, MA 02116                              Prospectus
(617) 954-5000                                April 1, 1996

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston,MA 02116
(617) 954-5000

Custodian
Investors Bank & Trust Company
89 South Street
Boston, MA 02111

Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110



[MFS LOGO]

MFS [Registered Trademark] VALUE FUND
500 Boylston Street
Boston, MA 02116

                       MVF-1-4/96 138M 23/223



LOGO


MFS(R) VALUE FUND                                  STATEMENT OF
(A member of the MFS Family of Funds(R))           ADDITIONAL INFORMATION
                                                   April 1, 1996


--------------------------------------------------------------------------------


                                                                                             PAGE
                                                                                            ------
 1. Definitions.............................................................................      2
 2. Investment Objective, Policies and Restrictions.........................................      2
 3. Management of the Fund..................................................................     13
       Trustees.............................................................................     13
       Officers.............................................................................     13
       Investment Adviser...................................................................     14
       Custodian............................................................................     15
       Shareholder Servicing Agent..........................................................     15
       Distributor..........................................................................     15
 4. Portfolio Transactions and Brokerage Commissions........................................     16
 5. Shareholder Services....................................................................     17
       Investment and Withdrawal Programs...................................................     17
       Exchange Privilege...................................................................     19
       Tax-Deferred Retirement Plans........................................................     20
 6. Tax Status..............................................................................     20
 7. Determination of Net Asset Value and Performance........................................     21
 8. Distribution Plans......................................................................     23
 9. Description of Shares, Voting Rights and Liabilities....................................     24
10. Independent Auditors and Financial Statements...........................................     25
     Appendix A.............................................................................    A-1


MFS VALUE FUND
A Series of MFS Series Trust VII
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information (the "SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 1, 1996. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).



THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.   DEFINITIONS


  "Fund"               -- MFS Value Fund, a series
                          of MFS Series Trust VII
                          (the "Trust"), a
                          Massachusetts business
                          trust. The Trust was
                          previously known as
                          "Massachusetts Financial
                          International Trust --Bond
                          Portfolio" until its name
                          was changed on November 1,
                          1990, as "MFS Worldwide
                          Governments Trust" until
                          its name was changed on
                          August 3, 1992, and as
                          "MFS Worldwide Governments
                          Fund" until its name was
                          changed on August 17,
                          1993. The Fund is the
                          successor to MFS Special
                          Fund which was reorganized
                          as a series of the Trust
                          on September 7, 1993.
  "MFS" or the            Massachusetts Financial
     "Adviser" --         Services Company, a
                          Delaware corporation.
  "MFD"                -- MFS Fund Distributors,
                          Inc., a Delaware
                          corporation.
  "Prospectus"         -- The Prospectus of the
                          Fund, dated April 1, 1996,
                          as amended or sup-
                          plemented from time to
                          time.


2.   INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
INVESTMENT OBJECTIVE. The Fund's investment objective is to seek capital appreciation. Dividend income, if any, is a consideration incidental to the Fund's objective of capital appreciation. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.


LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct claims against a borrower. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.


Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.


The Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which the Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, the Fund will include them in the investment limitations described below.

ZERO COUPON, DEFERRED INTEREST AND PIK BONDS: Fixed income securities that the Fund may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

"WHEN-ISSUED" SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such basis may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

FOREIGN SECURITIES: The Fund may invest up to 50% (and expects generally to invest between 10% to 50%) of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts). As discussed in the Prospectus, investing in foreign securities generally represent a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.


AMERICAN DEPOSITARY RECEIPTS: American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.



RISKS OF INVESTING IN LOWER RATED BONDS: The Fund may invest in fixed income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Service ("S&P") or by Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.



The Fund may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or by Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described in the Prospectus. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. For a description of the rating categories described above, see Appendix A to the Prospectus.


While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent the Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds which are described above.

The policies described above are not fundamental and may be changed without shareholder approval, as may be the Fund's investment objective.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.



The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities and purchase call and put options on securities. The Fund may write options on securities for the purpose of increasing its return on such securities and for hedging purposes.

A call option written by the Fund is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire such security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. A put option written by the Fund is covered if the Fund maintains cash or high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options could be used by the Fund in the same market environments that call options would be used in equivalent buy-and-write transactions.

The Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will be undertaken by the Fund for purposes in addition to hedging, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund also may purchase put and call options on securities. Put options would be purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the underlying securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and related transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rose or declined sufficiently, the option may expire worthless to the Fund.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options on stock indices and purchase call and put options on stock indexes for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining cash or high grade government securities with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. Put and call options on stock indices written by the Fund may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The Fund also may purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

YIELD CURVE OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. The Fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put Options on the Foreign Currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of Options on Foreign Currencies would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in Options on Foreign Currencies which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

FUTURES CONTRACTS: The Fund may enter into stock index and foreign currency futures contracts ("Futures Contracts"). A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency or the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.


The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin". Subsequent payments to and from the broker, referred to as "variation margin", are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."


Purchases or sales of stock index futures contracts may be used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

As noted in the Prospectus, a Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where a Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired. The Fund may also enter into Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

OPTIONS ON FUTURES CONTRACTS: The Fund may write or purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract may constitute a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade government securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of cash or cash equivalents in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or high grade government securities in a segregated account with its custodian. Put and Call Options on Futures Contracts written by the Fund may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. The Fund may also enter into Options on Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross-hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

The Fund has established procedures consistent with the General Statement of Policy of the SEC concerning purchases or sales of foreign currencies. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the commitment be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under contracts to purchase or sell foreign currencies or to limit any potential risk. The segregated account will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. Because the securities in the Fund's portfolio will most likely not be the same as those securities underlying a stock index, the correlation between movements in the portfolio and in the securities underlying the index will not be perfect. The trading of Futures Contracts and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in such markets. In this regard, trading by speculators in options and Futures Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts. It should be noted that Futures Contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or Futures Contracts based on a broad market index, because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. Further, with respect to options on securities, options on stock indices and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.


The Fund will invest in a hedging instrument only if, in the judgment of the Adviser, there would be expected to be a sufficient degree of correlation between movements in the value of the instrument and movements in the value of the relevant portion of the Fund's portfolio for such hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.


It should also be noted that the Fund may purchase and sell Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non hedging purposes, to the extent permitted by applicable law, including for the purpose of increasing its return on portfolio securities. As a result, in the event of adverse market movements, the Fund might be subject to losses, which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In addition, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund had insufficient cash available to meet margin requirements, it might be necessary to liquidate portfolio securities at a time when it would be disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolios, and could result in trading losses. The liquidity of a secondary market in a Futures Contract or options thereon may also be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN -- Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund engages in the purchase or sale of Options, Options on Futures Contracts and Forward Contracts for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. Where the Fund purchases or sells such instruments for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS -- The exchanges on which Futures Contracts and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISK OF OPTIONS ON FUTURES CONTRACTS -- The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying index or Futures Contract.

ADDITIONAL RISKS OF TRANSACTIONS NOT CONDUCTED ON EXCHANGES -- Transactions in Forward Contracts are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies. Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24 hour market, events could occur on that market which would not be reflected in the forward markets until the following day, thereby preventing the Fund from responding to such events in a timely manner. Settlements of exercises of Forward Contracts generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Forward Contracts, and over-the-counter options on securities, are not traded on exchanges regulated by the CFTC or the SEC, but through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.

While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.


When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such Futures Contract is minimized.



INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the its shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust (or a class or series, as applicable), or (ii) 67% or more of the outstanding shares of the Trust (or a class or series, as applicable), present at a meeting at which holders of more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) are represented in person or by proxy):


The Fund may not:

    (1) borrow money in an amount in excess of 5% of its gross assets (taken at the lower of cost or market value), and then only as a temporary measure for extraordinary or emergency purposes;

    (2) pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 33 1/3% of its gross assets taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options on securities, stock indices and foreign currencies ("Options"), Futures Contracts, Options on Futures Contracts, Forward Contracts, and payments of initial and vari-ation margin in connection therewith are not considered a pledge of assets;

    (3) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (4) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in securities of issuers in any one industry;

    (5) purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), or mineral leases, commodities or commodity contracts (except for Options, Futures Contracts, Options on Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The Fund will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except Options, Future Contracts, Options on Future Contracts and Forward Contracts);

    (6) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities in accordance with the Fund's investment objectives and policies, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan;

    (7) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S. Government securities;

    (8) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund;

    (9) invest for the purpose of exercising control or management;

    (10) purchase securities issued by any other investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any investment company or investment trust if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at market value) to be invested in the securities of such issuer; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company;

    (11) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;

    (12) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin deposits in connection with Options, Futures Contracts, Options on Futures Contracts and Forward Contracts;

    (13) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

    (14) purchase or sell any put or call option or any combination thereof, provided, that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, foreign currencies, indexes of securities and Futures Contracts; or

    (15) invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, or repurchase agreements maturing in more than seven days, if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities or such repurchase agreements.

The Fund has also adopted the following policies which are not fundamental. The Fund's purchases of warrants will not exceed 5% of its net assets. Included within that amount, but not exceeding 2% of its net assets, may be warrants which are not listed on the New York or American Stock Exchange. Any such warrants will be valued at their market value except that warrants which are attached to securities at the time such securities are acquired by the Fund will be deemed to be without value for the purpose of this restriction. The Fund will not invest more than 5% of its assets in unsecured obligations of issuers which, including predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience.

These investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3.   MANAGEMENT OF THE FUND
The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets, and the officers of the Trust are responsible for the Fund's operations. The Trust's officers and Trustees are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
A. KEITH BRODKIN,* Chairman and President
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY*

Private investor; Massachusetts Financial Services Company, former Chairman and
  Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


PETER G. HARWOOD

Private investor

Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES

Eastern Enterprises (diversified holding company), Chairman and Chief Executive
  Officer (since December 1991); General Cinema Corporation, Vice Chairman and Chief Financial Officer (prior to December 1991); The Neiman Marcus Group, Inc., Vice Chairman and Chief Financial Officer (prior to February 1992)

Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU

Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)

Address: Harvard Business School, Soldiers Field Road, Cambridge, Massachusetts

CHARLES W. SCHMIDT

Private investor; OHM Corporation, Director; The Boston Company, Director;
  Boston Safe Deposit and Trust Company, Director; Mohawk Paper Company,
  Director

Address: 30 Colpitts Road, Weston, Massachusetts

ARNOLD D. SCOTT*
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES*
Massachusetts Financial Services Company, President

ELAINE R. SMITH

Independent Consultant; Brigham and Women's Hospital, Executive Vice President and Chief Operating Officer (prior to September 1992)

Address: Weston, Massachusetts

DAVID B. STONE

North American Management Corp. (investment adviser), Chairman; Eastern
  Enterprises, Director

Address: 10 Post Office Square, Suite 300, Boston, Massachusetts

OFFICERS
LESLIE J. NANBERG,* Vice President
Massachusetts Financial Services Company, Senior Vice President

STEPHEN C. BRYANT,* Vice President
Massachusetts Financial Services Company, Senior Vice President

W. THOMAS LONDON,* Treasurer

Massachusetts Financial Services Company, Senior Vice President


STEPHEN E. CAVAN,* Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary

Massachusetts Financial Services Company, Vice President and Associate General
  Counsel


JAMES O. YOST,* Assistant Treasurer
Massachusetts Financial Services Company, Vice President
---------------


*"Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,500 per year plus $90 per meeting and $70 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.



Set forth in Appendix A hereto is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.



As of February 29, 1996, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund, not including 1,315,615.139 Class A shares (which represent approximately 4.61% of the outstanding Class A shares of the Fund) owned of record by certain employee benefit plans of MFS for which Messrs. Brodkin, Scott and Shames are Trustees.



As of February 29, 1996, Merrill Lynch, Pierce, Fenner & Smith Inc., P.O. Box 45286, Jacksonville, Florida, owned 7.62% of the outstanding Class B shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated September 1, 1993 (the "Advisory Agreement"). The Adviser provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets for its then-current fiscal year.


MFS received management fees of $1,526,502 and $1,141,475 during the Fund's fiscal years ended November 30, 1995 and 1994, respectively. Under a prior Investment Advisory Agreement, MFS received management fees of $928,600 during the Fund's fiscal year ended November 30, 1993. In order to comply with the requirements of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes, and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements. Any such adjustment would not become effective until the beginning of the Fund's next fiscal year following the date of such amendments or the date on which such requirements become no longer applicable.



The Fund pays all of its expenses (other than those assumed by MFS or MFD), including: Trustees fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of Investors Bank & Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that its Distribution Agreement with MFD, the Fund's Distributor, requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS, during the Fund's fiscal year ended November 30, 1995, see "Statement of Operations" in the Annual Report to shareholders. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions."


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting the Fund's portfolio transactions and, in general, administering the Fund's affairs.


The Advisory Agreement will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined under "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of the holders of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit fund clients in addition to the Fund to use the term "MFS" in their names. The Advisory Agreement also provides that MFS may render services to others and that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

CUSTODIAN

Investors Bank & Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.


SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement, effective August 1, 1985 (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent receives a fee calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated January 1, 1995, (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.


CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs").


Class A shares of the Fund may be sold at their net asset value to certain persons or in certain circumstances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD, on behalf of the Fund, will pay a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES: As the distributor of the Fund, MFD acts as agent in selling Class B shares of the Fund to dealers. The public offering price of Class B shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

GENERAL: Neither MFD nor dealers are permitted to delay the placement of orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the Custodian for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended November 30, 1995, MFD received sales charges of $61,017 and dealers received sales charges of $533,959 (as their concession on gross sales charges of $594,976) for selling Class A shares of the Fund; the Fund received $32,050,722 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended November 30, 1994, MFD received sales charges of $49,409 and dealers received sales charges of $386,829 (as their concession on gross sales charges of $436,238) for selling Class A shares of the Fund; the Fund received $15,174,670 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended November 30, 1993, MFD received sales charges of $24,057 and dealers received sales charges of $147,827 (as their concession on gross sales charges of $171,884) for selling Class A shares of the Fund; the Fund received $5,994,980 representing the aggregate net asset value of such shares.



During the Fund's fiscal years ended November 30, 1995, 1994 and 1993, the CDSC imposed on redemption of Class A shares was $336, $135 and $2,021, respectively.



During the Fund's fiscal years ended November 30, 1995 and 1994, the CDSC imposed on redemption of Class B shares was $59,989 and $16,318, respectively. During the period September 7, 1993 through November 30, 1994, there was no CDSC imposed on redemption of Class B shares.



The Distribution Agreement will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by person affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer, viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trust's Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $23,100 of commission business from the MFS Funds to Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


During the Fund's fiscal years ended November 30, 1995, 1994, and 1993, the Fund paid total brokerage commissions of $679,727, $539,320 and $382,355, respectively, on total transactions (excluding transactions involving U.S. Government securities, purchased options transactions, and short-term obligations) of $272,156,668, $271,784,382 and $250,560,443, respectively. Not all of the Fund's transactions are equity security transactions which involve the payment of brokerage commissions.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


5.   SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of all classes of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months, (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable) the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of all classes of shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares valued at $35,000 and purchases an additional $15,000 of Class A shares of the Fund, the sales charge for the $15,000 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. Maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all of its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent,) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, or clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in a MFS Fund for investment in other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to four different funds effective on the seventh day of each month or every third month, depending on whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchanges will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account in such MFS Fund will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before the exchange is scheduled, such funds may not be available for exchange until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made, the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares of the MFS Fund are registered; if by telephone -- proper account identification given is by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges, are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan including the treatment of any CDSC, see "Exchange Privilege" below.


  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in the MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of the MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund is considered a "wash sale" and may result in the inability to recognize currently any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFS Service Center, Inc.) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange , the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.


No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Market Fund, and Class A shares of the Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans, and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their nonemployed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain qualified corporate pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

6.   TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.



Shareholders of the Fund will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains (whether paid in cash or additional shares) are taxable to the Fund's shareholders as ordinary income for federal income tax purposes. A portion of these dividends (but none of the Fund's capital gain distributions) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shareholders have owned their shares. Any Fund dividend declared in October, November or December that is payable to shareholders of record in such a month and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any dividend or distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares shortly before the record date of any taxable dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, and PIK bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options, Futures Contracts, and Forward Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, and Forward Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on the Fund.



The Fund may be subject to foreign taxes on its investment income from foreign securities and the Fund does not expect to be able to pass through to shareholders foreign tax credits and deductions with respect to foreign taxes paid by the Fund. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.



Dividends and certain other payments to persons who are not citizens or residents of the United States ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold 30% of any payments made to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period applicable to such claims. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.



As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes. Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.


7.   DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the day on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.


Bonds and other fixed income securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing service has been approved by the Trust's Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securi-ties exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.


All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD in its capacity as the Fund's distributor, or its agent, the Shareholder Servicing Agent, prior to the close of that business day.


The Trustees annually review the appropriateness of the time of day as of which the net asset value is computed.

PERFORMANCE INFORMATION

TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or maximum offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the current maximum sales charge (currently 5.75%), and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The Fund's average annual total rate of return for Class A shares, reflecting the current maximum sales charge (5.75%) on an initial investment for the one-year, five-year and ten-year period ended November 30, 1995, was, respectively, 33.47%, 19.60% and 14.96%. The Fund's average annual total rate of return for Class A shares, not giving effect to the sales charge on the initial investment, for the one-year, five-year and ten-year period ended November 30, 1995, was, respectively, 41.67%, 21.03% and 15.64%. The Fund's average annual total rate of return for Class B shares reflecting the CDSC, for the one-year period ended November 30, 1995 and for the period from September 7, 1993 (commencement of offering of this class of shares) to November 30, 1995 was, respectively, 36.53% and 16.87%. The Fund's average annual total rate of return for Class B shares, not giving effect of the CDSC, for the one-year period ended November 30, 1995 and for the period from September 7, 1993 (commencement of offering of this class of shares) to November 30, 1995 was, respectively, 40.53% and 17.97%. Certain total return figures would have been lower if fee waivers were not in place.



PERFORMANCE RESULTS: The performance results for Class A shares below, based on an assumed initial investment of $10,000 in Class A shares, cover the period from January 1, 1986 to December 31, 1995. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value of shares of the Fund as well as account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).


                           MFS VALUE FUND -- CLASS A


                 DIRECT         CAP GAIN         DIVIDEND        TOTAL
YEAR ENDED     INVESTMENT     REINVESTMENT     REINVESTMENT      VALUE
----------     ----------     ------------     ------------     -------
  12/31/86       $ 9,884         $ 1,152          $    9        $11,045
  12/31/87         8,711           2,503              98         11,312
  12/31/88        10,379           3,564             377         14,320
  12/31/89        10,322           6,269             929         17,520
  12/31/90         8,768           5,543           1,136         15,447
  12/31/91        10,161           7,514           1,470         19,145
  12/31/92        10,448          10,630           1,512         22,590
  12/31/93        11,208          13,142           3,959         28,309
  12/31/94        10,126          13,905           3,577         27,608
  12/31/95        13,279          19,032           7,507         39,818



EXPLANATORY NOTES: The results in the table assume that the initial investment on January 1, 1986 has been reduced by the current maximum sales charge of 5.75%. No adjustment has been made for any income taxes payable by shareholders.


From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Busi-ness Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.


  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.


  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.


  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 (the "Truth in Securities Act" or the "Full Disclosure Act").



  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.


  -- 1976 -- MFS Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS World Governments Fund is established as America's first globally diversified fixed-income mutual fund.


  -- 1984 -- MFS Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.


  -- 1986 -- MFS Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  --  1990 -- MFS World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an Advisory Board of Senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders of experts.

8.   DISTRIBUTION PLANS

The Trustees have adopted separate Distribution Plans for Class A, Class B and Class C shares (the "Distribution Plans") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that each Distribution Plan would benefit the Fund and the respective class of shareholders. The Distribution Plans are designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.



The Distribution Plans are described in the Prospectus under the caption "Distribution Plans," which is incorporated herein by reference. The following information supplements this Prospectus discussion.



SERVICE FEES. With respect to the Class A Distribution Plan, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or
(ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agree-ments issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.



With respect to the Class B Distribution Plan, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.



MFD or its affiliates shall be entitled to receive any service fee payable under any Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.



DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plans is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.



DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended November 30, 1995, the Fund paid the following Distribution Plan expenses:



                            AMOUNT OF      AMOUNT OF       AMOUNT OF
                          DISTRIBUTION    DISTRIBUTION    DISTRIBUTION
                           AND SERVICE    AND SERVICE     AND SERVICE
                          FEES PAID BY   FEES RETAINED   FEES RECEIVED
   DISTRIBUTION PLANS         FUND           BY MFD        BY DEALERS
Class A Distribution Plan    $444,011       $ 75,049        $368,962
Class B Distribution Plan    $290,172       $221,048        $ 69,124



GENERAL: Each of the Distribution Plans will remain in effect until August 1, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). Each of the Distribution Plans also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. Each of the Distribution Plans may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to any of the Distribution Plans entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under any of the Distribution Plans must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. None of the Distribution Plans may be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plans or in any related agreement.



9.   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and one other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of each of the Trust's two series, Class A, Class B and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust shares (as defined in "Investment Restrictions") or by an instrument in writing without a meeting, signed by a majority of Trustees and consented to by the holders of not less than a majority of the shares outstanding and entitled to vote. Shares have no pre-emptive or conversion rights (except as described in the Prospectus under "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties involved in the conduct of his office.


10.   INDEPENDENT AUDITORS AND
      FINANCIAL STATEMENTS



Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.



The Portfolio of Investments at November 30, 1995, the Statement of Assets and Liabilities at November 30, 1995, the Statement of Operations for the year ended November 30, 1995, the Statement of Changes in Net Assets for the years ended November 30, 1995 and 1994, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A

                           TRUSTEE COMPENSATION TABLE


                                                                                                                TOTAL TRUSTEE
                                                                      RETIREMENT BENEFIT       ESTIMATED          FEES FROM
                                                     TRUSTEE FEES     ACCRUED AS PART OF     CREDITED YEARS     FUND AND FUND
                     TRUSTEE                         FROM FUND(1)      FUND EXPENSE(1)       OF SERVICE(2)       COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey                                       $2,010              $  423                   8             $263,815
A. Keith Brodkin                                             0                   0                 N/A                    0
Peter G. Harwood                                         2,255                 222                   5              111,366
J. Atwood Ives                                           2,075                 398                  17              101,356
Lawrence T. Perera                                       2,140               1,124                  25              102,546
William Poorvu                                           2,255               1,122                  25              111,366
Charles W. Schmidt                                       2,205               1,063                  18              105,411
Arnold D. Scott                                              0                   0                 N/A                    0
Jeffrey L. Shames                                            0                   0                 N/A                    0
Elaine R. Smith                                          2,205                 412                  27              105,411
David B. Stone                                           2,355                 652                  11              115,521

[FN]
---------------


(1) For fiscal year ended November 30, 1995.


(2) Based on normal retirement age of 73.


(3) For calendar year 1995. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $17.6 billion) except Mr. Bailey, who served as Trustee of 73 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $31.7 billion).


          ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)


                   YEARS OF SERVICE
AVERAGE    ---------------------------------
TRUSTEE                               10 OR
FEES        3        5        7        MORE
--------------------------------------------
$1,809     $271     $452     $633     $  905
 1,965      295      491      688        983
 2,122      318      530      743      1,061
 2,278      342      569      797      1,139
 2,434      365      609      852      1,217
 2,591      389      648      907      1,295

[FN]
---------------

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000
CUSTODIAN
Investors Bank & Trust Company
89 South Street, Boston, MA 02111
DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110
SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: 800-225-2606
Mailing Address
P.O. Box 2281, Boston, MA 02107-9906
INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110
MFS(R)

VALUE FUND

500 Boylston Street
Boston, MA 02116


LOGO                                                      MVF-13-4/96 500 23/223

                                                               ANNUAL REPORT FOR
                                                                      YEAR ENDED
                                                               NOVEMBER 30, 1995

[logo] M F S (SM)
THE FIRST NAME IN MUTUAL FUNDS

MFS(R) VALUE FUND


Front cover
A photo of computer disks.

MFS(R)  VALUE  FUND
TRUSTEES                                             SECRETARY
A. Keith Brodkin* - Chairman and President           Stephen E. Cavan*
Richard B. Bailey* - Private Investor;               ASSISTANT  SECRETARY
Former Chairman and Director (until 1991),           James R. Bordewick, Jr.*
Massachusetts Financial Services Company;            CUSTODIAN
Director, Cambridge Bancorp; Director,               Investors Bank & Trust Company
Cambridge Trust Company                              AUDITORS
Peter G. Harwood - Private Investor                  Deloitte & Touche LLP
J. Atwood Ives - Chairman and Chief                  INVESTOR  INFORMATION
Executive Officer, Eastern Enterprises               For MFS stock and bond market outlooks,
Lawrence T. Perera - Partner,                        call toll free: 1-800-637-4458 anytime from
Hemenway & Barnes                                    a touch-tone telephone.
William J. Poorvu - Adjunct Professor,               For information on MFS mutual funds,
Harvard University Graduate School of                call your financial adviser or, for an
Business Administration                              information kit, call toll free:
Charles W. Schmidt - Private Investor                1-800-637-2929 any business day from
Arnold D. Scott* - Senior Executive Vice             9 a.m. to 5 p.m. Eastern time (or leave
President, Director and Secretary,                   a message anytime).
Massachusetts Financial Services Company             INVESTOR  SERVICE
Jeffrey L. Shames* - President and Director,         MFS Service Center, Inc.
Massachusetts Financial Services Company             P.O. Box 2281
Elaine R. Smith  - Independent Consultant            Boston, MA 02107-9906
David B. Stone - Chairman,                           For general information, call toll free:
North American Management Corp.                      1-800-225-2606 any business day from
(investment adviser)                                 8 a.m. to 8 p.m. Eastern time.
INVESTMENT  ADVISER                                  For service to speech- or hearing-impaired,
Massachusetts Financial Services Company             call toll free: 1-800-637-6576 any business
500 Boylston Street                                  day from 9 a.m. to 5 p.m. Eastern time.
Boston, MA 02116-3741                                 (To use this service, your phone must be
DISTRIBUTOR                                          equipped with a Telecommunications Device for
MFS Fund Distributors, Inc.                          the Deaf.)
500 Boylston Street                                  For share prices, account balances and
Boston, MA 02116-3741                                exchanges, call toll free: 1-800-MFS-TALK
PORTFOLIO  MANAGER                                   (1-800-637-8255) anytime from a touch-tone
John F. Brennan, Jr.*                                telephone.
TREASURER
W. Thomas London*                                    ----------------------------------------------------
ASSISTANT  TREASURER                                                        TOP-RATED SERVICE
James O. Yost*                                               DALBAR         For the second year in a
                                                                            row, MFS earned a
                                                          MFS  #1  MFS      #1 ranking in
                                                                            DALBAR, Inc.'s
                                                             DALBAR         Broker/Dealer Survey,
                                                                            Main Office Operations
                                                     Service Quality category. The firm achieved a 3.49
                                                     overall score - on a scale of 1 to 4 - in the 1995
                                                     survey. A total of 71 firms responded, offering input
                                                     on the quality of service they receive from 36 mutual
                                                     fund companies nationwide. The survey contained
                                                     questions about service quality in 17 categories,
                                                     including "knowledge of phone service contacts,"
                                                     "accuracy of transactions processing," and "overall
                                                     ease of doing business with the firm."
*Affiliated with the Investment Adviser              ----------------------------------------------------

LETTER  TO  SHAREHOLDERS
Dear Shareholders:
During the past 12 months, Class A shares of the Fund provided a total return of +41.67%, while Class B shares had a total return of +40.53%. Both of these returns, which include the reinvestment of distributions but exclude the effects of any sales charges, outperformed the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, which returned +36.93% over the same period. A discussion of the Fund's performance during this period may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
Moderate, but sustainable, growth has been the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manu- facturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Interest Rates
Given the recent signs of economic weakness, prospects for the Fed's further decreasing short-term interest rates are good. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Stock Market
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stablizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy
The Fund's strong performance over the past year relative to the S&P 500 was primarily due to stock selection; sector weightings were a less significant factor.
    The top three performing sectors of the S&P 500 over the past year were financial services (+54.8%), health care (+51.7%) and technology (+49.3%). The financial services sector was slightly overweighted in the portfolio, with both First Interstate Bancorp, a West Coast banking company, and Federal Home Loan Mortgage Corp., a provider of mortgage-backed securities, making strong contributions. While the Fund's relative performance was impeded by an underweighting in the health care sector, our holding in Pacificare Health Systems, a health maintenance organization, was increased at mid-year, which did benefit performance in the second half. While the technology sector was also slightly underweighted, the Fund did benefit from strong performance from a number of holdings, particularly in the second half of the year. These included Intel (microprocessors), and Kulicke and Soffa and LTX Corp. (semi-conductor test equipment). Several computer software companies in the portfolio also reported strong results, including Adobe Systems, Sybase and BMC Software.
    Retailing was by far the worst performing sector in the S&P 500, gaining 6.5%, and the Fund was slightly underweighted in this area. However, two holdings -- Federated Department Stores and National Convenience Stores -- contributed strongly to overall results. Federated's cost-cutting program has begun to increase earnings, while the share price of National Convenience Stores increased dramatically -- up more than 200% -- with the acquisition offer from Diamond Shamrock.
    International markets underperformed those in the United States during the past year. Strong individual performance by such holdings as Sydney Harbour and Sky City (casino operators), Nokia (telecommunications equipment), and Telecom Italia Mobile and Korea Mobile (cellular telephone services) more than compensated for this overall market sluggishness.
    Our current outlook remains optimistic. The U.S. economic trends pre- sent a rare mix of favorable growth and low expectations for inflation. Foreign trade balances are also expected to improve as the relatively weak dollar begins to impact the flow of goods and services. We believe the Fed is likely to continue lowering interest rates and successfully maintain positive economic growth. While we believe this economic backdrop could be rewarding for equity investors, our enthusiasm is tempered by the exceptional performance of the equity markets in 1995.
    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

----------------------        ------------------------

A Photo of                    A Photo of
A. Keith Brodkin,              John F. Brennan, Jr.,
Chairman and President         Portfolio Manager

----------------------        ------------------------


/s/ A. Keith Brodkin           /s/ John F. Brennan, Jr.
    Chairman and President         Portfolio Manager

December 13, 1995



PORTFOLIO  MANAGER  PROFILE
A graduate of the University of Rhode Island and Stanford University Graduate School of Business Administration, John Brennan began his career at MFS in 1985 as an industry specialist and was promoted to Assitant Vice President - Investments in 1987. He was named Vice President - Investments in 1988 and Senior Vice President - Investments in February 1995. Mr. Brennan has been Portfolio Manager of MFS Value Fund since 1991.

OBJECTIVE  AND  POLICIES
The Fund's investment objective is to seek capital appreciation. The selection of portfolio securities is made solely on the basis of potential for capital appreciation. Dividend income, if any, is incidental to the investment objective.

The Fund's investment policy is to invest primarily in common stocks, but when relative values make it appear attractive, the Fund may seek appreciation in other types of securities such as fixed-income securities (which may be unrated), convertible bonds, convertible preferred stocks and warrants. The Fund may also hold cash, commercial paper or other forms of debt securities.

PERFORMANCE
The information below and on the following page illustrates the historical performance of MFS Value Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Please note that effective September 7, 1993, Class B shares were offered. Information on Class B share performance appears on the next page.

GROWTH  OF  A  HYPOTHETICAL  $10,000  INVESTMENT
(For the 5-Year Period Ended November 30, 1995)

Line graph representing the growth of a $10,000 investment for the five-year period ended November 30, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 segments. The years are marked in 12-month segments from 1990 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Value Fund (Class A), a second line of short dashes represents the S&P 500, a third line of medium-short dashes represents the Consumer Price Index.

MFS Value Fund (Class A)                                       $24,466
S&P 500                                                        $21,700
Consumer Price Index                                           $11,480

GROWTH  OF  A  HYPOTHETICAL  $10,000  INVESTMENT
(For the 10-Year Period Ended November 30, 1995)

Line graph representing the growth of a $10,000 investment for the ten-year period ended November 30, 1995. The graph is scaled from $0 to $50,000 in $10,000 segments. The years are marked in 12-month segments from 1985 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Value Fund (Class A), a second line of short dashes represents the S&P 500, a third line of medium-short dashes represents the Consumer Price Index.

MFS Value Fund (Class A)                                       $40,308
S&P 500                                                        $41,096
Consumer Price Index                                           $14,089

AVERAGE  ANNUAL  TOTAL  RETURNS
                                          1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
MFS Value Fund (Class A) including
 5.75% sales charge                       +33.47%  +18.44%   +19.60%   +14.96%
-------------------------------------------------------------------------------
MFS Value Fund (Class A) at net asset
 value                                    +41.67%  +20.80%   +21.03%   +15.64%
------------------------------------------------------------------------------
MFS Value Fund (Class B) with CDSC+       +36.53%    --        --      +16.87%*
------------------------------------------------------------------------------
MFS Value Fund (Class B) without CDSC     +40.53%    --        --      +17.97%*
------------------------------------------------------------------------------
Average capital appreciation fund**       +30.28%  +13.56%   +17.38%   +12.53%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite
 Index**                                  +36.93%  +15.05%   +16.76%   +15.18%
------------------------------------------------------------------------------
Consumer Price Index(S)**                 + 2.61%  + 2.65%   + 2.80%   + 3.49%
------------------------------------------------------------------------------
  + These returns reflect the current Class B contingent deferred sales charge
    (CDSC) of 4% for the 1-year period and 3% for the period commencing September 7, 1993.
  * For the period from the commencement of offering of Class B shares, September 7, 1993 to November 30, 1995.
(S) The Consumer Price Index is a popular measure of change in prices.
 ** Source: Lipper Analytical Services, Inc.

In the table on the preceding page, we have included the average annual total returns of all capital appreciation funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

TAX  FORM  SUMMARY
In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

The Fund has designated $11,885,698 as a long-term capital gain distribution for tax purposes. This distribution was made to shareholders of record as of December 29, 1994, payable December 30, 1994.

For the year ended November 30, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 6.67%.

PORTFOLIO  OF  INVESTMENTS - November 30, 1995

Common  Stocks - 91.0%
-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
Agricultural Products - 1.8%
  AGCO Corp.                                             50,000  $  2,156,250
  Case Corp.                                             65,000     2,713,750
                                                                 ------------
                                                                 $  4,870,000
-----------------------------------------------------------------------------
Airlines  - 2.3%
  Midwest Express Holding Co.*                          143,100  $  4,221,450
  Southwest Airlines Co.                                 85,100     2,127,500
                                                                 ------------
                                                                 $  6,348,950
-----------------------------------------------------------------------------
Apparel and Textiles - 0.5%
  Nike, Inc., "B"                                        25,000  $  1,450,000
-----------------------------------------------------------------------------
Automotive - 4.9%
  General Motors Corp.                                   74,600  $  3,618,100
  Harvard Industries,
    Inc.++*                                             360,000     9,720,000
                                                                 ------------
                                                                 $ 13,338,100
-----------------------------------------------------------------------------
Banks and Credit Companies - 2.5%
  First Interstate Bancorp                               50,000  $  6,700,000
-----------------------------------------------------------------------------
Business Services - 1.9%
  ADT Ltd.*                                             185,000  $  2,590,000
  DST Systems, Inc.*                                      6,500       187,688
  Technology Solutions Co.*                             134,600     2,288,200
                                                                 ------------
                                                                 $  5,065,888
-----------------------------------------------------------------------------
Cellular Telephones - 0.6%
  AirTouch Communications, Inc.*                         58,900  $  1,715,463
-----------------------------------------------------------------------------
Chemicals - 0.4%
  Uniroyal Chemical Co.*                                150,000  $  1,200,000
-----------------------------------------------------------------------------
Computer Software - Systems - 5.3%
  Adobe Systems, Inc.                                    73,800  $  4,990,725
  BMC Software, Inc.*                                   144,000     6,084,000
  Compuware Corp.*                                       30,000       615,000
  Sybase, Inc.*                                          80,200     2,817,025
                                                                 ------------
                                                                 $ 14,506,750
-----------------------------------------------------------------------------
Consumer Goods and Services - 7.0%
  Philip Morris Cos., Inc.                               50,000  $  4,387,500
  RJR Nabisco Holdings Corp.                            123,000     3,582,375
  Tyco International Ltd.                               360,000    11,295,000
                                                                 ------------
                                                                 $ 19,264,875
-----------------------------------------------------------------------------
Defense Electronics - 1.1%
  Loral Corp.                                            90,000  $  3,048,750
-----------------------------------------------------------------------------
Electrical Equipment - 1.3%
  Honeywell, Inc.                                        75,000  $  3,571,875
-----------------------------------------------------------------------------
Electronics - 2.7%
  Cypress Semiconductor Corp.*                           50,000  $    781,250
  Intel Corp.                                           107,700     6,556,238
                                                                 ------------
                                                                 $  7,337,488
-----------------------------------------------------------------------------
Entertainment - 10.9%
  Argosy Gaming Corp.*                                  191,400  $  1,626,900
  Aztar Corp.*                                          221,200     1,935,500
  Casino America, Inc.*                                 146,200       858,925
  Central European Media Enterprises Ltd.*               15,300       336,600
  Harrah's Entertainment, Inc.*                         471,300    11,723,588
  Harveys Casino Resorts                                180,000     2,700,000
  Heritage Media Corp.*                                  80,000     2,090,000
  Rio Hotel & Casino, Inc.*                             185,300     2,316,250
  Showboat, Inc.                                        230,000     6,210,000
                                                                 ------------
                                                                 $ 29,797,763
-----------------------------------------------------------------------------
Financial Institutions - 7.8%
  Federal Home Loan Mortgage Corp.                      175,000  $ 13,475,000
  Student Loan Corp.                                    120,000     4,245,000
  Student Loan Marketing Assn.                           50,000     3,506,250
                                                                 ------------
                                                                 $ 21,226,250
-----------------------------------------------------------------------------
Food and Beverage Products - 1.8%
  Interstate Bakeries Corp.                             115,100  $  2,575,363
  PepsiCo, Inc.                                          45,000     2,486,250
                                                                 ------------
                                                                 $  5,061,613
-----------------------------------------------------------------------------
Foreign Stocks  - 10.8%
  Australia - 0.9%
    Sydney Harbour Casino Holdings Ltd., Pfd.
    (Entertainment)*                                  1,765,600  $  2,373,472
-----------------------------------------------------------------------------
  Canada - 2.2%
    Canadian National Railway Co.*
    (Railroads)                                          10,100  $    151,500
    Potash Corp. of Saskatchewan, Inc.
    (Precious Metals and Minerals)                       35,300     2,440,113
    Rogers Communications, Inc.
    (Telecommunications)                                350,000     3,672,931
                                                                 ------------
                                                                 $  6,264,544
-----------------------------------------------------------------------------
  Hong Kong - 0.8%
    Giordano International Ltd. (Clothing)            2,369,000  $  2,128,309
-----------------------------------------------------------------------------
  Italy - 1.9%
    Olivetti & C., S.P.A. (Office Equipment)          3,500,000  $  2,319,450
    Telecom Italia (Telecommunications)               2,180,300     2,126,446
    Telecom Italia (Telecommunications)                 389,000       627,457
                                                                 ------------
                                                                 $  5,073,353
-----------------------------------------------------------------------------
  Korea - 0.7%
    Korea Mobile Telecom
    (Telecommunications)##*                              28,500  $  1,115,205
    Korea Mobile Telecom (Telecommunications)             1,070       938,923
                                                                 ------------
                                                                 $  2,054,128
-----------------------------------------------------------------------------
  Malaysia - 1.0%
    New Straits Times Press, BHD (Publishing)           808,000  $  2,692,256
-----------------------------------------------------------------------------
  Netherlands - 0.1%
    Giessen de Noord (Van der), N.V.
    (Transportation)                                      5,100  $    265,154
-----------------------------------------------------------------------------
  New Zealand - 1.5%
    Sky City Ltd. (Entertainment)                       195,000  $  4,070,352
-----------------------------------------------------------------------------
Foreign Stocks - continued
  Sweden - 0.8%
    Hennes & Mauritz (Retail)                             8,000  $    496,644
    TV 4, AB (Telecommunications)*                       92,000     1,794,009
                                                                 ------------
                                                                 $  2,290,653
-----------------------------------------------------------------------------
  United Kingdom - 0.9%
    PowerGen PLC, ADR (Electricity)                     700,000  $  2,366,070
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $ 29,575,291
-----------------------------------------------------------------------------
Forest and Paper Products - 3.1%
  Fort Howard Corp.*                                    297,400  $  5,910,825
  Kimberly Clark Corp.                                   35,000     2,690,625
                                                                 ------------
                                                                 $  8,601,450
-----------------------------------------------------------------------------
Insurance - 2.5%
  MBIA, Inc.                                             30,000  $  2,310,000
  Prudential Reinsurance Holdings, Inc.                 222,300     4,640,513
                                                                 ------------
                                                                 $  6,950,513
-----------------------------------------------------------------------------
Machinery - 1.1%
  Ingersoll Rand Co.                                     65,000  $  2,494,375
  York International Corp.                               13,600       608,600
                                                                 ------------
                                                                 $  3,102,975
-----------------------------------------------------------------------------
Medical and Health Products - 0.9%
  Medisense, Inc.*                                      100,000  $  2,575,000
-----------------------------------------------------------------------------
Medical and Health Technology and Services - 3.7%
  Beverly Enterprises, Inc.*                            136,200  $  1,583,325
  Genesis Health Ventures, Inc.*                         59,100     1,928,138
  Pacificare Health Systems, Inc., "B"*                  55,000     4,771,250
  Regency Health Services, Inc.*                        170,000     1,827,500
                                                                 ------------
                                                                 $ 10,110,213
-----------------------------------------------------------------------------
Oil Services - 0.1%
  Nuevo Energy Co.*                                      10,000  $    222,500
-----------------------------------------------------------------------------
Oils - 1.0%
  Union Pacific Resources Group, Inc.*                  115,600  $  2,687,700
-----------------------------------------------------------------------------
Photographic Products - 1.2%
  Eastman Kodak Co.                                      50,000  $  3,400,000
-----------------------------------------------------------------------------
Printing and Publishing - 1.0%
  Pulitzer Publishing Co.                                58,500  $  2,691,000
-----------------------------------------------------------------------------
Railroads - 2.0%
  Wisconsin Central Transportation Corp.*                93,800  $  5,440,400
-----------------------------------------------------------------------------
Restaurants and Lodging - 4.7%
  Hometown Buffet, Inc.*                                 41,300  $    449,138
  Promus Hotel Corp.*                                   306,050     6,771,356
  Servico, Inc.*                                        125,700     1,696,950
  Showbiz Pizza Time, Inc.*                             300,000     3,825,000
                                                                 ------------
                                                                 $ 12,742,444
-----------------------------------------------------------------------------
Special Products and Services - 1.1%
  Gillett Holdings, Inc.*                                37,656  $    790,776
  Stanley Works                                          45,000     2,278,125
                                                                 ------------
                                                                 $  3,068,901
-----------------------------------------------------------------------------
Stores - 2.9%
  Federated Department Stores, Inc.*                     90,000  $  2,621,250
  National Convenience Stores, Inc.*                    193,100     5,189,563
                                                                 ------------
                                                                 $  7,810,813
-----------------------------------------------------------------------------
Telecommunications - 1.1%
  Cabletron Systems, Inc.*                               25,100  $  2,083,300
  Cellular Communications International,
    Inc.*                                                28,400       979,800
                                                                 ------------
                                                                 $  3,063,100
-----------------------------------------------------------------------------
Utilities - Telephone - 1.0%
  MCI Communications Corp.                              100,000  $  2,675,000
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $197,865,506)              $249,224,065
-----------------------------------------------------------------------------
Bonds - 0.1%
-----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-----------------------------------------------------------------------------
  Continental Airlines, Inc., 11.75s, 1995**            $ 3,000  $        300
  Wang-Talon, 0s, 2000                                        1           720
  Woodward & Lothrop, Inc., 14.75s, 1995**                  500       250,000
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $87,500)                           $    251,020
-----------------------------------------------------------------------------
Short-Term  Obligations - 10.7%
-----------------------------------------------------------------------------
  Abbott Laboratories, due 12/04/95                     $ 3,790  $  3,779,781
  Federal Home Loan Mortgage Corp.,
    due 12/01/95                                         11,430    11,428,159
  Federal Home Loan Mortgage Corp.,
    due 12/06/95                                          5,000     4,992,888
  Federal National Mortgage Assn.,
    due 12/14/95                                          9,100     9,058,436
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized
  Cost and Value                                                 $ 29,259,264
-----------------------------------------------------------------------------
Total Investments (Identified Cost,
  $227,212,270)                                                  $278,734,349
Other  Assets,  Less  Liabilities - (1.8)%                         (5,111,595)
=============================================================================
Net Assets - 100.0%                                              $273,622,754
-----------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
November 30, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $223,187,687)       $ 269,014,349
    Affiliated issuer (identified cost, $4,024,583)                9,720,000
                                                               -------------
      Total investments, at value (identified cost,
        $227,212,270)                                          $ 278,734,349
  Cash                                                                 2,432
  Foreign currency, at value (identified cost, $3,446)                 5,318
  Receivable for investments sold                                    375,055
  Receivable for Fund shares sold                                    907,758
  Interest and dividends receivable                                  270,298
  Other assets                                                         2,230
                                                               -------------
      Total assets                                             $ 280,297,440
                                                               -------------
Liabilities:
  Payable for investments purchased                            $   5,871,989
  Payable for Fund shares reacquired                                 223,660
  Net payable for forward foreign currency exchange
    contracts purchased and sold                                     300,723
  Payable to affiliates -
    Management fee                                                     5,580
    Shareholder servicing agent fee                                    1,201
    Distribution fee                                                 126,369
  Accrued expenses and other liabilities                             145,164
                                                               -------------
      Total liabilities                                        $   6,674,686
                                                               -------------
Net assets                                                     $ 273,622,754
                                                               =============
Net assets consist of:
  Paid-in capital                                              $ 197,606,892
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  51,226,673
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                 24,593,940
  Accumulated undistributed net investment income                    195,249
                                                               -------------
      Total                                                    $ 273,622,754
                                                               =============
Shares of beneficial interest outstanding                      22,161,122
                                                               =============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $227,554,766 / 18,368,718 shares of
    beneficial interest outstanding)                              $12.39
                                                                  ======
  Offering price per share (100/94.25)                            $13.15
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $46,067,988 / 3,792,404 shares of
    beneficial interest outstanding)                              $12.15
                                                                  ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended November 30, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $ 1,087,992
    Dividends                                                       1,834,267
    Foreign taxes withheld                                            (53,392)
                                                                  -----------
      Total investment income                                     $ 2,868,867
                                                                  -----------
  Expenses -
    Management fee                                                $ 1,526,502
    Trustees' compensation                                             24,817
    Shareholder servicing agent fee (Class A)                         261,888
    Shareholder servicing agent fee (Class B)                          63,669
    Distribution and service fee (Class A)                            618,508
    Distribution and service fee (Class B)                            290,172
    Custodian fee                                                      96,397
    Printing                                                           68,666
    Postage                                                            43,420
    Auditing fees                                                      41,113
    Legal fees                                                          5,302
    Miscellaneous                                                     136,400
                                                                  -----------
      Total expenses                                              $ 3,176,854
    Reduction of expenses by distributor                             (174,497)
    Fees paid indirectly                                              (24,091)
                                                                  -----------
        Net expenses                                              $ 2,978,266
                                                                  -----------
            Net investment loss                                   $  (109,399)
                                                                  ===========
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $26,160,495
    Foreign currency transactions                                    (427,409)
                                                                  -----------
      Net realized gain on investments                            $25,733,086
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $46,139,612
    Translation of assets and liabilities in foreign currencies      (354,066)
                                                                  -----------
      Net unrealized gain on investments                          $45,785,546
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $71,518,632
                                                                  -----------
          Increase in net assets from operations                  $71,409,233
                                                                  ===========

See notes to financial statements

Statement  of  Changes  in  Net  Assets
-----------------------------------------------------------------------------------------------
Year Ended November 30,                                                1995               1994
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $   (109,399)      $   (160,932)
  Net realized gain on investments and foreign currency
    transactions                                                 25,733,086         12,000,871
  Net unrealized gain (loss) on investments and foreign
    currency                                                     45,785,546        (10,647,522)
                                                               ------------       ------------
    Increase in net assets from operations                     $ 71,409,233       $  1,192,417
                                                               ------------       ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $   --             $   (344,329)
  From net investment income (Class B)                             --                   (5,242)
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (10,491,130)       (19,570,480)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (1,394,622)          (318,610)
                                                               ------------       ------------
    Total distributions declared to shareholders               $(11,885,752)      $(20,238,661)
                                                               ------------       ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                             $112,728,051       $ 72,178,204
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                11,168,786         19,162,794
  Cost of shares reacquired                                     (68,776,712)       (46,619,111)
                                                               ------------       ------------
    Increase in net assets from Fund share transactions        $ 55,120,125       $ 44,721,887
                                                               ------------       ------------
      Total increase in net assets                             $114,643,606       $ 25,675,643
Net assets:
  At beginning of period                                        158,979,148        133,303,505
                                                               ------------       ------------
  At end of period (including accumulated undistributed
    net investment income of $195,249 and $208,440,
    respectively)                                              $273,622,754       $158,979,148
                                                               ============       ============

See notes to financial statements

Financial  Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Six Months          Year
                                Year Ended November 30,                                                         Ended         Ended
                                --------------------------------------------------------------------     November 30,       May 31,
                                      1995           1994           1993          1992          1991             1990          1990
-----------------------------------------------------------------------------------------------------------------------------------
                                   Class A
-----------------------------------------------------------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period                $ 9.44         $10.82         $10.17        $ 8.73        $ 7.46          $ 8.99        $10.52
                                    ------         ------         ------        ------        ------          ------        ------
Income from investment
 operations<F3> -
  Net investment income
   (loss)                           $ 0.01         $(0.01)        $ 0.02        $ --          $ 0.14          $ 0.09        $ 0.33
  Net realized and
   unrealized gain (loss)
   on investments                     3.64           0.26           1.96          2.03          1.21           (1.38)         0.17
                                    ------         ------         ------        ------        ------          ------        ------
      Total from investment
       operations                   $ 3.65         $ 0.25         $ 1.98        $ 2.03        $ 1.35          $(1.29)       $ 0.50
                                    ------         ------         ------        ------        ------          ------        ------
Less distributions declared
 to shareholders -
  From net investment income        $ --           $(0.03)        $ --          $(0.07)       $(0.08)         $(0.11)       $(0.34)
  From net realized gain on
   investments                       (0.70)         (1.60)         (1.33)        (0.52)         --             (0.05)        (1.69)
  From paid-in capital                --             --             --            --            --             (0.08)         --
                                    ------         ------         ------        ------        ------          ------        ------
      Total distributions
       declared to
       shareholders                 $(0.70)        $(1.63)        $(1.33)       $(0.59)       $(0.08)         $(0.24)       $(2.03)
                                    ------         ------         ------        ------        ------          ------        ------
Net asset value -
 end of period                      $12.39         $ 9.44         $10.82        $10.17        $ 8.73          $ 7.46        $ 8.99
                                    ======         ======         ======        ======        ======          ======        ======
Total return<F2>                    41.67%          1.92%         22.10%        24.60%        18.26%        (29.48)%<F1>     5.13%
Ratios (to average net assets)/Supplemental data<F5>:
  Expenses<F4>                       1.35%          1.37%          1.42%         1.53%         1.50%           1.51%<F1>     1.26%
  Net investment income
   (loss)                            0.06%        (0.05)%          0.09%           --          1.65%           2.30%<F1>     3.38%
Portfolio turnover                    109%            91%            95%          111%          132%             36%           88%
Net assets at end of period
 (000 omitted)                    $227,555       $141,790       $132,207      $112,958      $104,600        $100,398      $125,191

<F1> Annualized.
<F2> Total returns for Class A shares do not include the applicable sales charge
     (except for reinvestment dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
<F3> Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
<F4> For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F5> The distributor did not impose a portion of its distribution fee attributable to Class A shares for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income           $(0.01)        $(0.03)        $ 0.02          --            --              --            --
    Ratios (to average net assets):
      Expenses<F4>                   1.46%          1.47%          1.45%          --            --              --            --
      Net investment
       income                      (0.04)%        (0.15)%          0.07%          --            --              --            --

See notes to financial statements

Financial  Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                          Year Ended May 31,                            Year Ended November 30,
                          -----------------------------------------     -----------------------------------------------------------
                             1989        1988       1987       1986       1995       1994     1993<F1>
-----------------------------------------------------------------------------------------------------------------------------------
                          Class A                                      Class B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period       $ 8.70      $ 9.60     $ 9.81     $ 7.59     $ 9.34     $10.79     $10.61
                           ------      ------     ------     ------     ------     ------     ------
Income from investment
 operations<F4> -
  Net investment income
   (loss)                  $ 0.21      $ 0.10     $ 0.04     $ 0.03     $(0.08)    $(0.09)    $(0.01)
  Net realized and
   unrealized gain
   (loss) on investments     2.17       (0.86)      1.60       2.79       3.59       0.27       0.19
                           ------      ------     ------     ------     ------     ------     ------
      Total from
       investment
       operations          $ 2.38      $(0.76)    $ 1.64     $ 2.82     $ 3.51     $ 0.18     $ 0.18
                           ------      ------     ------     ------     ------     ------     ------
Less distributions
 declared to
 shareholders -
  From net investment
   income                  $(0.17)     $(0.03)    $(0.04)    $(0.04)    $ --       $ --       $ --
  In excess of net
   investment income         --          --         --         --         --        (0.03)      --
  From net realized
   gain on investments      (0.39)      (0.11)     (1.81)     (0.53)     (0.70)     (1.60)      --
  From paid-in capital       --          --         --        (0.03)      --         --         --
                           ------      ------     ------     ------     ------     ------     ------
      Total distributions
       declared to
       shareholders        $(0.56)     $(0.14)    $(1.85)    $(0.60)    $(0.70)    $(1.63)    $ --
                           ------      ------     ------     ------     ------     ------     ------
Net asset value -
 end of period             $10.52      $ 8.70     $ 9.60     $ 9.81     $12.15     $ 9.34     $10.79
                           ======      ======     ======     ======     ======     ======     ======
Total return<F3>           28.47%     (7.63)%     17.95%     37.15%     40.53%      1.15%      1.70%
Ratios (to average net assets)/Supplemental data:
  Expenses<F5>              1.41%       1.33%      1.31%      1.39%      2.17%      2.25%      2.46%<F2>
  Net investment
   income (loss)            2.29%       1.12%      0.38%      1.44%    (0.77)%    (0.96)%    (1.37)%<F2>
Portfolio turnover            80%         99%       135%       156%       109%        91%        95%
Net assets at end of
  period
 (000 omitted)           $133,219    $116,218   $148,227   $128,135    $46,068    $17,189     $1,097

<F1> For the period from the commencement of offering of Class B shares,
     September 7, 1993 to November 30, 1993.
<F2> Annualized.
<F3> Total returns for Class A shares do not include the applicable sales charge
     (except for reinvestment dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
<F4> Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
<F5> For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
MFS Value Fund (the Fund) is a diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1995, $15,284 was reclassified from accumulated net realized gain on investments and paid-in capital to accumulated undistributed net investment income ($111,498 and $96,208, respectively), due to differences between book and tax accounting for foreign currency and reflecting the inability to use operating losses incurred. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata, based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,317 for the year ended November 30, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $61,017 as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $75,049 for the year ended November 30, 1995. MFD is currently waiving the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended November 30, 1995 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a monthly distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,994 for Class B shares for the year ended November 30, 1995. Fees incurred under the distribution plan during the year ended November 30, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1995 were $336 and $59,989 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
------------------------------------------------------------------------------
Investments (non-U.S. government securities)     $242,244,480  $204,867,026
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $227,212,270
                                                               ============
Gross unrealized appreciation                                  $ 56,593,962
Gross unrealized depreciation                                    (5,071,883)
                                                               ------------
  Net unrealized appreciation                                  $ 51,522,079
                                                               ============

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                        1995                         1994
                        --------------------------   --------------------------
Year Ended November 30,      Shares         Amount        Shares         Amount
-------------------------------------------------------------------------------
Shares sold               7,410,621    $79,382,430     5,051,409    $50,268,216
Shares issued to
 shareholders in
 reinvestment of
 distributions            1,133,703      9,953,735     1,944,505     18,861,697
Shares reacquired        (5,202,592)   (54,439,794)   (4,191,439)   (41,654,028)
                         ----------    -----------    ----------    -----------
  Net increase            3,341,732    $34,896,371     2,804,475    $27,475,885
                         ==========    ===========    ==========    ===========

Class B Shares
                        1995                         1994
                        --------------------------   --------------------------
Year Ended November 30,      Shares         Amount        Shares         Amount
-------------------------------------------------------------------------------
Shares sold               3,211,010    $33,345,621     2,212,735    $21,909,988
Shares issued to
shareholders in
 reinvestment of
distributions               139,959      1,215,051        31,137        301,097
Shares reacquired        (1,399,842)   (14,336,918)     (504,229)    (4,965,083)
                         ----------    -----------     ---------    -----------
  Net increase            1,951,127    $20,223,754     1,739,643    $17,246,002
                         ==========    ===========     =========    ===========

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1995 was $2,847.

(7) Financial  Instruments
The Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1995 is as follows:
Forward Foreign Currency Exchange Contracts

                                                                              Net Unrealized
                                Contracts to                       Contracts    Appreciation
Settlement Date              Deliver/Receive   In Exchange for      at Value  (Depreciation)
-------------------------------------------------------------------------------------------
Sales     12/07/95       AUD       3,932,879       $ 2,935,402   $ 2,919,985      $  15,417
          12/15/95       FIM      11,836,250         2,754,538     2,755,018           (480)
          12/07/95       ITL   3,264,770,000         2,017,550     2,041,172        (23,622)
          12/01/95       MLR         144,418            56,786        56,924           (138)
          12/21/95       SEK      16,641,000         2,307,628     2,534,285       (226,657)
                                                   -----------   -----------      ---------
                                                   $10,071,904   $10,307,384      $(235,480)
                                                   ===========   ===========      =========

Purchases 12/07/95       AUD       1,875,984       $ 1,400,000   $ 1,392,833      $  (7,167)
          12/15/95       FIM      11,836,250         2,813,095     2,755,019        (58,076)
                                                   -----------   -----------      ---------
                                                   $ 4,213,095   $ 4,147,852      $ (65,243)
                                                   ===========   ===========      =========

AUD  = Australian Dollars        MLR = Malaysian Ringgit
FIM  = Finnish Markkaa           SEK = Swedish Kronor
ITL  = Italian Lire

At November 30, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Transactions  in  Securities  of  Affiliated  Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1995 is set forth below.

                                       Acquisitions             Dispositions                                  Interest
                            Beginning  -----------------------  ---------------------     Ending   Realized        and
                            Share/Par   Share/Par                Share/Par             Share/Par       Gain   Dividend       Ending
Affiliate                      Amount      Amount         Cost      Amount       Cost     Amount     (Loss)     Income        Value
-----------------------------------------------------------------------------------------------------------------------------------
Harvard Industries,
 Inc.                         360,000      --          $   --         --     $    --     360,000   $    --    $    --    $9,720,000

(9) Restricted  Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1995, the Fund owned the following restricted security (constituting 0.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. This security may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                Share
Description          Date of Acquisition       Amount         Cost       Value
------------------------------------------------------------------------------
Korea Mobile
  Telecom              3/24/95 - 3/31/95       28,500     $741,827  $1,115,205
                                                                    ==========

INDEPENDENT  AUDITORS'  REPORT

To the Trustees of MFS Series Trust VII and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Fund (a separate series of MFS Series Trust VII) as of November 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1995 and 1994, and the financial highlights for each of the years in the eleven-year period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Value Fund at November 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 5, 1996

                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                             -------------
MFS(R) VALUE             [LOGO: NUMBER 1 DALBAR              BULK RATE
FUND                       TOP RATED SERVICE]                U.S. POSTAGE
                                                             PAID
                                                             PERMIT #55638
500 Boylston Street                                          BOSTON, MA
Boston, MA 02116                                             -------------



[LOGO: M F S(R)
 THE FIRST NAME IN MUTUAL FUNDS]




                                                           MVF-2 1/96/30M 23/223

                                     PART C
                                     ------

ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

             MFS WORLD GOVERNMENTS FUND
             --------------------------

             (a)    FINANCIAL STATEMENTS INCLUDED IN PART A:
                       For the eight years in the period ended December 31, 1992, for the period from January 1, 1993 to November 30, 1993 and for the two years ended November 30, 1995:
                          Financial Highlights

                    FINANCIAL STATEMENTS INCLUDED IN PART B:
                      At November 30, 1995:
                          Portfolio of Investments*
                          Statement of Assets and Liabilities*

                      For the year ended November 30, 1995:
                          Statement of Operations*

                      For the two years in the period ended November 30, 1995:
                          Statement of Changes in Net Assets*

             MFS VALUE FUND
             --------------

             (a)    FINANCIAL STATEMENTS INCLUDED IN PART A:
                      For the five years in the period ended May 31, 1990, for the six month period ended November 30, 1990 and for the five years in the period ended November 30, 1995:
                          Financial Highlights**

                    FINANCIAL STATEMENTS INCLUDED IN PART B:
                      At November 30, 1995:
                          Portfolio of Investments**
                          Statement of Assets and Liabilities**

                      For the year ended November 30, 1995:
                          Statement of Operations**

                      For the two years in the period ended November 30, 1995:
                          Statement of Changes in Net Assets**
-----------------------------
* Incorporated herein by reference to MFS World Governments Fund's Annual Report to Shareholders dated November 30, 1995 filed with the SEC on February 5, 1996.
** Incorporated herein by reference to MFS Value Fund's Annual Report to Shareholders dated November 30, 1995 filed with the SEC on February 5, 1996.

             (b)   EXHIBITS:

                1  (a)   Declaration of Trust Amended and Restated, January 18,
                         1995.  (6)

                   (b) Amendment to the Declaration of Trust, dated March 13, 1996; filed herewith.

                2        By-Laws as Amended and Restated, January 6, 1995.  (6)

                3        Not Applicable.

                4  (a)   Form of Share Certificate representing ownership of the
                         Registrant's Class A, B and C Shares of Beneficial
                         Interest of MFS World Governments Fund. (2)

                   (b) Form of Share Certificate representing ownership of the Registrant's Class A and B Shares of Beneficial Interest of MFS Value Fund. (2)

                5  (a)   Investment Advisory Agreement dated May 20, 1982, by
                         and between the Registrant and Massachusetts Financial
                         Services Company.  (7)

                   (b) Investment Advisory Agreement for MFS Value Fund, dated September 1, 1993. (7)

                6  (a)   Distribution Agreement dated January 1, 1995.  (6)

                   (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer, dated December 28, 1994 and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, dated December 28, 1994. (5)

                7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (7)

                8  (a)   Custodian Contract between Registrant and State Street
                         Bank and Trust Company, dated June 28, 1988.  (7)

                   (b) Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company, dated October 1, 1989. (7)

                   (c) Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated June 28, 1988. (7)

                   (d) Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated September 17, 1991. (7)

                9  (a)   Shareholder Servicing Agent Agreement between
                         Registrant and Massachusetts Financial Service Center, dated August 1, 1985. (7)

                   (b) Amendment to Shareholder Servicing Agent Agreement dated December 28, 1993. (6)

                   (c)   Exchange Privilege Agreement dated September 1, 1995.
                         (3)

                   (d) Loan Agreement by and among the Banks named therein, the MFS Fund named therein, and The First National Bank of Boston, dated February 21, 1995. (4)

                   (e) Dividend Disbursing Agency Agreement dated February 1, 1986. (2)

               10 Opinion and Consent of Counsel filed with the Registrant's 24f-2 Notice for the fiscal year ended November 30, 1995 on January 29, 1996.

               11  (a)   Consent of Ernst & Young LLP - MFS World Governments
                         Fund - dated March 25, 1996; filed herewith.

                   (b) Consent of Deloitte & Touche LLP - MFS Value Fund - dated March 25, 1996; filed herewith.

               12        Not Applicable.

               13        Investment Representation Letter dated February 18,
                         1991.  (7)

               14  (a)   Forms for Individual Retirement Account Disclosure
                         Statement as currently in effect.  (1)

                   (b) Forms for MFS 403(b) Custodial Account Agreement as currently in effect. (1)

                   (c) Forms for MFS Prototype Paired Defined Contribution Plans and Trust Agreement as currently in effect. (1)

               15  (a)   Amended and Restated Distribution Plan for Class A
                         shares of MFS World Governments Fund, dated December
                         21, 1994.  (6)

                   (b) Distribution Plan for Class A shares of MFS Value Fund, dated December 21, 1994. (6)

                   (c) Distribution Plan for Class B shares of MFS World Governments Fund, dated December 21, 1994. (6)

                   (d) Distribution Plan for Class B shares of MFS Value Fund, dated December 21, 1994. (6)

                   (e) Distribution Plan for Class C shares of MFS World Governments Fund dated December 21, 1994. (6)

                   (f) Form of Distribution Plan for Class C shares of MFS Value Fund; filed herewith.

               16 Schedule for Computation of Performance Quotations - Aggregate and Average Annual Total Rate of Return, Distribution Rate and Yield Calculations. (6)

               17        Financial Data Schedules; filed herewith.

               18        Not Applicable.

                         Power-of-Attorney dated September 21, 1994.  (6)
-----------------------------
(1) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464 Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

(2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096 Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

(3) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 13 filed with the SEC via EDGAR on November 28, 1995.

(4) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.

(5) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 30, 1995.

(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on December 31, 1995.

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
            --------------------------------------------------------------

            Not Applicable.

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

            FOR MFS WORLD GOVERNMENTS FUND
            ------------------------------

                            (1)                                                 (2)
                    TITLE OF CLASS                                    NUMBER OF RECORD HOLDERS

            Class A Shares of Beneficial Interest                               18,939
                    (without par value)                               (as at February 29, 1996)

            Class B Shares of Beneficial Interest                                6,898
                    (without par value)                               (as at February 29, 1996)

            Class C Shares of Beneficial Interest                                  586
                    (without par value)                               (as at February 29, 1996)

            FOR MFS VALUE FUND
            ------------------

                            (1)                                                 (2)
                    TITLE OF CLASS                                    NUMBER OF RECORD HOLDERS

            Class A Shares of Beneficial Interest                               18,772
                    (without par value)                               (as at February 29, 1996)

            Class B Shares of Beneficial Interest                                6,841
                    (without par value)                               (as at February 29, 1996)

            Class C Shares of Beneficial Interest                                    0
                   (without par value)                                (as at February 29, 1996)


ITEM 27.         INDEMNIFICATION
                 ---------------

                 Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, amended and restated, January 18, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 31, 1995, and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on December 1, 1995.

                 The Trustees and officers of the Registrant and the personnel of the Registrant's Investment adviser and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 28.         BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
                 ----------------------------------------------------

                 MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has eight series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund and MFS Special Opportunities Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series:
MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 19 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Louisiana Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Texas Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS Washington Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                 MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST") (which has two series). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                 In addition, MFS serves as investment adviser to the following closed-end Funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                 Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Sun Growth Variable Annuity Funds, Inc. ("SGVAF"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

                 MFS International Ltd. ("MIL"), a limited liability company organized under the laws of the Republic of Ireland and a subsidiary of MFS, whose principal business address is 41-45 St. Stephen's Green, Dublin 2, Ireland, serves as investment adviser to and distributor for MFS International Fund (which has four portfolios: MFS International Funds-U.S. Equity Fund, MFS International Funds-U.S. Emerging Growth Fund, MFS International Funds-Global Governments Fund and MFS International Funds-Charter Income Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

                 MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund and MFS Meridian Research Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

                 MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

                 MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

                 Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

                 MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

                 MFS Asset Management, Inc. ("AMI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

                 MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                 MFS
                 ---

                 The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John R. Gardner and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Joseph W. Dello Russo is a Senior Vice President, Chief Financial Officer and Treasurer, Robert T. Burns is a Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Assistant Treasurer.

                 MASSACHUSETTS INVESTORS TRUST
                 -----------------------------
                 MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                 -----------------------------------------
                 MFS GROWTH OPPORTUNITIES FUND
                 -----------------------------
                 MFS GOVERNMENT SECURITIES FUND
                 ------------------------------
                 MFS SERIES TRUST I
                 ------------------
                 MFS SERIES TRUST V
                 ------------------
                 MFS SERIES TRUST VI
                 -------------------
                 MFS SERIES TRUST X
                 ------------------
                 MFS GOVERNMENT LIMITED MATURITY FUND
                 ------------------------------------

                 A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

                 MFS SERIES TRUST II
                 -------------------

                 A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                 MFS GOVERNMENT MARKETS INCOME TRUST
                 -----------------------------------
                 MFS INTERMEDIATE INCOME TRUST
                 -----------------------------

                 A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Executive Vice President of MFS and Leslie J. Nanberg, Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                 MFS SERIES TRUST III
                 --------------------

                 A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan and Daniel E. McManus, Assistant Vice Presidents of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                 MFS SERIES TRUST IV
                 -------------------
                 MFS SERIES TRUST IX
                 -------------------

                 A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                 MFS SERIES TRUST VII
                 --------------------

                 A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                 MFS SERIES TRUST VIII
                 ---------------------

                 A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                 MFS MUNICIPAL SERIES TRUST
                 --------------------------

                 A. Keith Brodkin is the Chairman and President, Cynthia M.

Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel
E. McManus, Assistant Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                 MFS VARIABLE INSURANCE TRUST
                 ----------------------------
                 MFS UNION STANDARD TRUST
                 ------------------------
                 MFS INSTITUTIONAL TRUST
                 -----------------------

                 A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                 MFS MUNICIPAL INCOME TRUST
                 --------------------------

                 A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                 MFS MULTIMARKET INCOME TRUST
                 ----------------------------
                 MFS CHARTER INCOME TRUST
                 ------------------------

                 A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                 MFS SPECIAL VALUE TRUST
                 -----------------------

                 A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Patricia A. Zlotin and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, and James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                 SGVAF
                 -----

                 W. Thomas London is the Treasurer.

                 MIL
                 ---

                 A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

                 MIL-UK
                 ------

                 A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

                 MIL FUNDS
                 ---------

                 A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle and Richard W. S. Baker are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

                 MFS MERIDIAN FUNDS
                 ------------------

                 A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

                 MFD
                 ---

                 A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

                 CIAI
                 ----

                 A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the

Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                 MFSC
                 ----

                 A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                 AMI
                 ---

                 A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

                 RSI
                 ---

                 William W. Scott, Jr., Joseph A. Recomendes and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Douglas C. Grip, a Senior Vice President of MFS, is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli is a Senior Vice President.

                 In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

                 A. Keith Brodkin            Director, Sun Life Assurance Company of Canada (U.S.),
                                               One Sun Life Executive Park, Wellesley Hills,
                                               Massachusetts
                                             Director, Sun Life Insurance and Annuity Company of New
                                               York, 67 Broad Street, New York, New York

                 John R. Gardner             President and a Director, Sun Life Assurance Company of
                                               Canada, Sun Life Centre, 150 King Street West, Toronto,
                                               Ontario, Canada (Mr. Gardner is also an officer and/or
                                               Director of various subsidiaries and affiliates of Sun Life)

                 John D. McNeil              Chairman, Sun Life Assurance Company of Canada, Sun Life
                                               Centre, 150 King Street West, Toronto, Ontario, Canada
                                               (Mr. McNeil is also an officer and/or Director of various
                                               subsidiaries and affiliates of Sun Life)

                 Joseph W. Dello Russo       Director of Mutual Fund Operations, The Boston Company,
                                               Exchange Place, Boston, Massachusetts (until August,
                                               1994)

ITEM 29.         DISTRIBUTORS
                 ------------

                 (a) Reference is hereby made to Item 28 above.

                 (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

                 (c) Not applicable.

ITEM 30.         LOCATION OF ACCOUNTS AND RECORDS
                 --------------------------------

                 The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                              NAME                                      ADDRESS
                              ----                                      -------

                 Massachusetts Financial Services                  500 Boylston Street
                  Company (investment adviser)                     Boston, Mass. 02116

                 MFS Fund Distributors, Inc.                       500 Boylston Street
                  (principal underwriter)                          Boston, Mass. 02116

                 State Street Bank and Trust                       State Street South
                  Company (custodian)                              5 - West
                                                                   North Quincy, Mass. 02171

                 MFS Service Center, Inc.                          500 Boylston Street
                  (transfer agent)                                 Boston, Mass. 02116

ITEM 31.         MANAGEMENT SERVICES
                 -------------------

                 Not Applicable.

ITEM 32.         UNDERTAKINGS
                 ------------

                 (a) Not Applicable.

                 (b) Not Applicable

                 (c) The registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                 (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of March, 1996.

                                            MFS SERIES TRUST VII


                                            By:     JAMES R. BORDEWICK, JR.
                                            Name:   James R. Bordewick, Jr.
                                            Title:  Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on March 25, 1996.

           SIGNATURE                                    TITLE
           ---------                                    -----


A. KEITH BRODKIN*                           Chairman, President (Principal
--------------------------------             Executive Officer) and Trustee
A. Keith Brodkin

W. THOMAS LONDON*                           Treasurer (Principal Financial Officer
--------------------------------             and Principal Accounting Officer)
W. Thomas London

RICHARD B. BAILEY*                          Trustee
--------------------------------
Richard B. Bailey

PETER G. HARWOOD*                           Trustee
--------------------------------
Peter G. Harwood


J. ATWOOD IVES*                             Trustee
--------------------------------
J. Atwood Ives

LAWRENCE T. PERERA*                         Trustee
--------------------------------
Lawrence T. Perera


WILLIAM J. POORVU*                          Trustee
--------------------------------
William J. Poorvu


CHARLES W. SCHMIDT*                         Trustee
--------------------------------
Charles W. Schmidt


ARNOLD D. SCOTT*                            Trustee
--------------------------------
Arnold D. Scott


JEFFREY L. SHAMES*                          Trustee
--------------------------------
Jeffrey L. Shames


ELAINE R. SMITH*                            Trustee
--------------------------------
Elaine R. Smith


DAVID B. STONE*                             Trustee
--------------------------------
David B. Stone


                                            *By:    JAMES R. BORDEWICK, JR.
                                            Name:   James R. Bordewick, Jr.
                                                      as Attorney-in-fact

                                            Executed by James R. Bordewick, Jr. on
                                            behalf of those indicated pursuant
                                            to a Power of Attorney dated
                                            September 21, 1994; incorporated by
                                            reference to Registrant's Post-Effective
                                            Amendment No. 19 filed with the SEC
                                            via EDGAR on March 30, 1995.

                                                  INDEX TO EXHIBITS
                                                  -----------------


EXHIBIT NO.                              DESCRIPTION OF EXHIBIT                              PAGE NO.
-----------                              ----------------------                              --------

     1     (b)            Amendment to the Declaration of Trust, dated March 13,
                           1996.

    11     (a)            Consent of Ernst & Young LLP - MFS World Governments
                           Fund - dated March 25, 1996.

           (b)            Consent of Deloitte & Touche LLP - MFS Value Fund -
                           dated March 25, 1996.

    15     (g)            Form of Distribution Plan for Class C shares of MFS Value
                           Fund.

    27                    Financial data schedules for Class A, Class B and Class C of
                           MFS World Governments Fund and Class A and Class B of
                           MFS Value Fund.
